                                                                   Exhibit 10.21

                                                                       DUPLICATE

                             MASTER LEASE AGREEMENT

                                                            Agreement No. L5340
LESSOR: LEASETEC CORPORATION, LEASETEC SYSTEMS              Date June 20, 1996
CREDIT DIVISION, 75 Second Avenue, Needham Heights, MA 02194
LESSEE: (Full Legal Name) GlobeCom Inc., a __________________ corporation STREET ADDRESS: 55 Broad Street, New York, NY 10004
BILLING ADDRESS: 11th Floor
TELEPHONE NO. (212) 378-4992

                          TERMS AND CONDITIONS OF LEASE

1. LEASE. (a) Lessor hereby leases to Lessee and Lessee leases from Lessor the equipment described on the Schedules ("Equipment"), and Lessee further agrees to pay all Software usage fees and charges for Services (as specified in the Schedules). All replacements, parts, cables, repairs, additions and accessories for or to the Equipment shall (whether or not purchased by Lessor) be considered part of the Equipment for all purposes and (unless otherwise agreed) shall, upon delivery to Lessee, become the property of the Lessor. Lessee represents that all Equipment is being leased for commercial or business purposes only, and not for personal, home, or family purposes.

      (b) "Rental Start Date" means the date upon which the Equipment and Software is delivered and determined by Lessor or its designees to be ready for use at Lessee's location, or the date on which Services are first supplied, whichever is earlier. "Schedule" means a schedule in the form of Exhibit A hereto with all the blanks completed, signed by Lessor and Lessee and incorporating by reference the terms and provisions of this Master Lease Agreement ("Master Lease"). Each Schedule shall constitute a separate and independent lease (a "Lease"); the original of such Lease shall consist of the original, manually-signed Schedule and a true copy of the Master Lease. "Stipulated Loss Value" means the amount determinable from the table attached to or referenced in a Schedule; if there is no such table, there is no Stipulated Loss Value. "System" means the Equipment, all software and documentation which is delivered on or with the Equipment or is included on the Schedules ("Software") and all training, maintenance and support services identified on the Schedules (the "Services"). The term "Software" also includes any software and documentation produced in the performance of the Services and all corrections, updates and revisions provided to Lessee for the Software. Capitalized terms used but not defined herein shall mean and refer to the corresponding items on the applicable Schedule.

2. TERM/RENTALS. The Lease shall commence with respect to the System described on the Schedule upon the Rental Start Date and shall continue for the Rental Term calculated from the first day of the month following the Rental Start Date. Lessee agrees to execute a Delivery and Acceptance Certificate (in the form of Exhibit B hereto) as of such Rental Start Date. For the Rental Term, Lessee agrees to pay Lessor aggregate rentals equal to the sum of the Rental Payments (including Advance Rental Payments), together with payments for any partial month at the commencement of the Lease. If the Rental Start Date does not fall on the first day of a month, the payment for the partial month at the commencement of the Lease shall be a pro rata portion of the Rental Payment, calculated on a 30-day basis. (If Rental Payments are payable quarterly under the Schedule, the references herein to "month" shall mean "quarter" and the pro rata calculation under the preceding sentence shall be on a 90-day basis.) The first Rental Payment (together with Advance Rental Payments and payment for any partial month at the commencement of the Lease) is due on the Rental Start Date, and remaining Rental Payments are due on the succeeding Rental Payment Dates specified in the applicable Schedule. Each Lease shall be a net lease; and Lessee's obligation to pay all Rental Payments (which include rent for use of the Equipment, Software usage fees, and charges for Services) and other sums thereunder, shall be absolute and unconditional, and shall not be subject to any abatement, reductions, set-off, defense, counterclaims, interruption, deferment or recoupment, for any reason whatsoever. A late charge on any Rental Payments or other sums due hereunder which are past due shall accrue at the rate of 18% per annum, or if such rate exceeds the maximum rate allowed by law, then at such maximum rate, and shall be payable on demand. The Lease may only be terminated as expressly provided herein or in the applicable Schedule. A handling and delivery charge to cover all transportation, rigging, drayage, packing, installation and handling of the Equipment and Software to and from Lessor's or the supplier's facilities shall be paid by Lessee.

3. WARRANTIES. Lessee acknowledges that it has made the selection of each item included in the System based upon its own judgment and expressly disclaims any reliance upon statements made by Lessor. LESSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES INCLUDING THOSE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE WITH RESPECT TO THE SYSTEM AND HEREBY DISCLAIMS THE SAME. Lessor shall have no liability for any damages, whether direct, indirect, general, special, incidental, exemplary or consequential, incurred by Lessee as a result of any defect or malfunction of the System. Lessee shall look solely to the suppliers of the Equipment, Software and Services for any and all claims related to the System. Lessee understands and agrees that neither the suppliers nor any salesperson or other agent of any suppliers is an agent of Lessor. No salesperson or agent of a supplier is authorized to waive or alter this Lease, and no representation by a supplier shall in any way affect Lessee's duty to pay the Rental Payments and perform its obligations under this Lease. Lessor hereby assigns to Lessee, for and during the Rental Term, any warranty on the System provided by the suppliers. Lessor and Lessee agree that all limitations on remedies and liability contained in this Lease represent a reasonable allocation of risks that is part of the fundamental bargain between the parties.

4. TITLE. Lessor and Lessee hereby confirm their intent that the Equipment shall always remain and be deemed personal property even though it may become attached or affixed to realty; that title to the Equipment shall remain in Lessor (or its successors and assigns) exclusively; and that title in Software shall remain with the supplier thereof and shall not pass to Lessee. Lessee's rights and remedies with respect to Software are limited to its software license agreement with the supplier. If requested by Lessor, Lessee will affix plates or markings on the Equipment and Software indicating the interests of Lessor and its assigns therein; and Lessee will not allow any other indicia of ownership or other interest in the System to be placed thereon. Lessee shall not attempt to sell, assign, grant a security interest in, sublet, pledge, hypothecate or otherwise encumber or suffer a lien upon or against this Lease or any item or part of the System.

5. ASSIGNMENT. (a) LESSEE AGREES THAT LESSOR MAY SELL, ASSIGN, GRANT A SECURITY INTEREST IN, OR OTHERWISE TRANSFER ALL OR ANY PART OF ITS RIGHTS, TITLE AND INTEREST IN THIS LEASE AND THE SYSTEM WITHOUT NOTICE TO OR CONSENT OF LESSEE. Upon Lessors written notice to Lessee that this Lease, or the right of the rental payments hereunder, have been assigned, Lessee shall, if requested, pay directly to Lessor's assignee without abatement, deduction or set-off all amounts which become due hereunder. Lessee waives and agrees it will not assert against Lessor's assignee any counterclaim or set-off in any action for rent under the Lease. Upon the assignment of this Lease, Lessor's assignee shall have and be entitled to exercise any and all rights and remedies (but none of the obligations) of Lessor hereunder, and all references herein to Lessor shall include Lessor's assignee. Lessee acknowledges that any assignment or transfer by Lessee does not materially change Lessee's duties or obligations under this Lease nor materially increase the burdens or risks imposed on Lessee.

      (b) LESSEE MAY NOT ASSIGN THIS LEASE OR SUBLEASE THE SYSTEM OR ANY PART THEREOF WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED. In the event Lessee makes an assignment or sublease (to which Lessor has consented). Lessee shall not thereby be relieved of its duties and obligations hereunder, for which it shall remain fully responsible and liable (independent of its assignee).

6. TAXES AND REGULATIONS. Lessee shall comply with all applicable federal, state, local, foreign and international laws, regulations and orders relating to this Lease and the use and operation of the Equipment and Software. Lessee hereby assumes liability for, and shall pay when due, and on a net after-tax basis shall indemnify and defend Lessor against, all federal, state, local, foreign and international fees, taxes and governmental charges (including, without limitation, interest and penalties) of any nature imposed upon or in any way relating to Lessor, Lessee, any item or part of the System or this Lease, except federal, state and local taxes on or measured by Lessor's net income (other than any such tax which is in substitution for or relieves Lessee from the payment of taxes it would otherwise be obligated to pay to or reimburse Lessor for as herein provided). Applicable sales and use taxes will be added to the Rental Payments unless Lessee provides evidence of direct payment authority or an exemption certificate valid in the state in which the Equipment and/or Software is installed. Other applicable taxes may be separately billed to Lessee by Lessor and shall be due within thirty (30) days of the invoice date.

7. INDEMNIFICATION.(a) Lessee hereby assumes liability for, and shall pay when due, and shall indemnify and defend Lessor against any and all liabilities, losses, damages, claims and expenses (including reasonable attorney fees) in any way relating to or arising out of this Master Lease, any Schedule or any item or part of the System, including without limitation the manufacture, purchase, ownership, shipment, transportation, delivery, installation, design, licensing, leasing, possession, use, operation, maintenance, servicing, repair, storage and return of the Equipment or Software. Lessee shall give Lessor prompt notice of any occurrence, event or condition in connection with which Lessor may be entitled to indemnification hereunder. The provisions of this Section 7 are in addition to, and not in limitation of, the provisions of Section 6. The indemnities contained herein shall survive the expiration of the Rental Term of the Lease.

      (b) This Lease has been entered into on the assumption that Lessor shall be entitled to all deductions, credits, and other tax benefits as are provided in the Internal Revenue Code of 1986, including amendments as may occur (the "Code"), to an owner of property including, without limitation, depreciation deductions and interest deductions with respect to any debt incurred to finance the procurement of the System. If, as a result of any acts, omissions or misrepresentations by Lessee or as a result of any changes in the Code (including any changes in the Marginal corporate income tax rate), the regulations issued thereunder or the administrative or judicial interpretations, Lessor's projected after-tax economic return resulting from ownership and lease of the Equipment hereunder is reduced, then Lessee's Rental Payments shall be increased in an amount (based on

Lessor's reasonable calculations) sufficient to provide the same net after-tax economic return as if such acts or omissions or changes had not occurred. Appropriate increases shall also be made in the applicable Stipulated Loss Values (if any) for this Lease. In the event the Lessor's interest in the System is sold or assigned by Lessor to another party, the net after-tax economic returns considered shall be those of such transferee.

8. USE; MAINTENANCE; EXTENSIONS. (a) Lessee, at its expense, shall make all necessary site preparations and cause the Equipment and Software to be operated in accordance with any applicable supplier's manuals or instructions. Notwithstanding any transfer or assignment by Lessor and provided Lessee is not in default hereunder, Lessee shall have the right to quietly possess and use the Equipment and Software as provided herein and receive the Services without interference by Lessor, its assigns or any other third party claiming through or under Lessor.

      (b) Lessee shall effect and bear the expense of all necessary repair, maintenance, operation and replacements required to be made to maintain the Equipment and Software in good condition, reasonable wear and tear excepted. Such obligations shall extend to repair or replacement of any partial loss or damage to Equipment and Software regardless of the cause of such loss or damage. Lessee shall obtain and keep in effect, at all times during the Rental Term (and any renewal or extension thereof), maintenance service contracts covering the Equipment and Software with the suppliers thereof or with suppliers of maintenance services approved by Lessor, such approval not to be unreasonably withheld. Except as otherwise provided herein for Services, all maintenance, repair and replacement services shall be immediately paid for and discharged by Lessee directly with the suppliers thereof to prevent the attachment of any lien on the Equipment or Software for materials or services under applicable law.

      (c) At the expiration of the Rental Term, upon notice given by Lessee at least ninety (90) days prior thereto, (i) this Lease shall be extended or renewed under the terms and conditions set forth herein for a period and rental amount to be agreed, or (ii) if no such agreement is reached or such notice specifies return of the Equipment and Software, then Lessee shall take the actions concerning the Equipment and Software prescribed in Section 10. In the absence of any notice as permitted by the preceding sentence, the Lease shall be automatically extended on a month-to-month basis, until terminated (upon notice by either party given at least ninety (90) days prior to the end of the month on which the termination is to be effective) or until extended or renewed by agreement of the parties.

      (d) Until all Rental Payments and other amounts due under the Lease are paid and either (i) the Equipment and Software are returned in the manner and condition prescribed in Section 10 and (if requested by Lessor) the certifications required under Section 10 are provided, or, if applicable, the purchase option price is paid pursuant to Section 15, or (ii) a mutually agreed renewal or extension of the Lease takes effect, Lessee agrees to continue paying rent for the System in the amount of the applicable Rental Payments set forth in the Schedule. Without limitation of the foregoing, such obligation to pay rent shall continue for any period during which repairs are being performed (at Lessee's expense) to place returned Equipment in the condition required under
Section 10.

9. INSURANCE/LOSS. (a) Lessee shall obtain prior to the Rental Start Date and maintain throughout the Rental Term (and any renewal or extension thereof), at its own expense, property damage and personal injury liability insurance and insurance against loss or damage to the Equipment including, without limitation, loss by fire (including so-called extended coverage), theft and such other risks of loss as are customarily insured against on the types of Equipment leased hereunder and by the types of business in which the Equipment will be used by Lessee, in such amounts, in such form and with such insurers as shall be satisfactory to Lessor, provided however, that the amount of insurance against loss or damage to the Equipment shall not be less than the greater of the replacement value of the Equipment, the original Equipment cost to Lessor, and the applicable Stipulated Loss Value (if any) for this Lease. Each insurance policy will name Lessee as an insured and Lessor as an additional insured or loss payee thereof, and shall contain a clause requiring the insurer to give Lessor at least 30 days prior written notice of any alterations in the terms of such policy or of the cancellation thereof. Lessee shall furnish to Lessor a certificate of insurance or other evidence satisfactory to Lessor that such insurance coverage is in effect; provided, however, that Lessor shall be under no duty either to ascertain the existence of or to examine such insurance policy or to advise Lessee in the event such insurance coverage shall not comply with the requirements hereof. Lessee further agrees to give Lessor prompt notice of any damage to, or loss of, the Equipment or Software, or any part thereof.

      (b) If any Equipment or Software are lost, stolen, destroyed or damaged beyond repair for any reason, or in the event of condemnation, confiscation, seizure or requisition of title to or use of such items, Lessee shall promptly pay to Lessor the amounts specified in Section 12(a)(ii) for that Equipment and Software and either the applicable pro rata portion of the Stipulated Loss Value (if any) or, in the absence of such Stipulated Loss Value, the amounts specified in Sections 12(a)(iv)(A) and (B) for that Equipment and Software, less the net amount of the recovery, if any, received by Lessor from insurance or otherwise for such loss or damage. Upon payment by Lessee as aforesaid, Lessor will transfer to Lessee, without recourse or warranty, all of Lessor's right, title and interest, if any, in that Equipment or Software.

10. INSPECTION, LOCATION AND RETURN. Lessor shall have the right, at all times, to inspect the Equipment and Software during regular business hours, with reasonable notice, and in compliance with Lessee's reasonable security procedures. Lessee may move the Equipment and Software from the installation address shown on the Schedule (or any other location for which Lessee has complied with this provision) only if (i) the new location is within the continental United States, and (ii) Lessee gives at least 30 days' prior written notice of the relocation and provides UCC-1 financing statements or such other documentation as Lessor reasonably requests to protect its interest in the Equipment. Upon expiration or cancellation of the Rental Term or any extension or renewal thereof, Lessee at its own risk and expense (i) will immediately return the Equipment to Lessor in the same condition as when delivered, ordinary wear and tear excepted, at such location as Lessor shall designate; (ii) will, on request from Lessor, obtain from the supplier (or other maintenance service supplier previously approved by Lessor) a certificate stating that the Equipment and Software qualifies for continued maintenance service at the standard rates and terms then in effect; and (iii) will immediately return any Software (including all copies thereof) to Lessor or, if requested by Lessor, will supply a certificate of destruction covering all copies of any Software.

11. EVENTS OF DEFAULT. An Event of Default shall occur hereunder if Lessee (i) fails to pay any Rental Payment or other payment required hereunder when due and such failure continues for a period of ten (10) days after written notice from Lessor or (ii) fails to perform or observe any other covenant, condition or agreement to be performed or observed by it hereunder or breaches any provision contained herein or in any other document furnished Lessor in connection herewith, and such failure or breach continues for a period of thirty (30) days after written notice from Lessor, or (iii) without Lessor's consent, attempts to assign this Lease or sell, transfer, encumber, part with possession, or sublet any item or part of the System; or (iv) makes any representation or warranty herein or in any document furnished by Lessee in connection herewith, which shall have been materially false or inaccurate when made or at the time to which such representation or warranty relates; or (v) shall commit an act of bankruptcy or become insolvent or bankrupt or make an assignment for the benefit or creditors or consent to the appointment of a trustee or receiver or either shall be appointed for Lessee or for a substantial part of its property without its consent, or bankruptcy reorganization, or insolvency proceedings shall be instituted by or against Lessee, and if instituted against Lessee shall not be vacated or dismissed within sixty (60) days. Any Event of Default shall be deemed material and a substantial impairment of Lessor's interests for the purposes of this Lease, the Uniform Commercial Code (as in effect in the state in which the System is to be located during the term of the Lease and referred to hereafter as the "UCC"), and any other applicable law.

12. REMEDIES. (a) Upon the occurrence of any Event of Default and at any time thereafter, provided such Event of Default is then continuing, Lessor may, in its discretion, do any one or more of the following: (i) cancel any or all Leases which reference this Master Lease, upon notice to Lessee; (ii) recover any accrued and unpaid Rental Payments and other amounts which are due and owing under the Leases so cancelled on the Rental Payment Date immediately preceding the date on which Lessor obtains possession of the Equipment and Software (or such earlier date as judgment is entered in favor of Lessor) (the "Determination Date"), plus late charges as specified in Section 2 for past due amounts; (iii) if this Lease specifies a Stipulated Loss Value for the Equipment, with or without canceling this Lease, recover (A) such Stipulated Loss Value as of the Rental Payment Date immediately preceding the Determination Date, and (B) the amount of any loss or reduction of tax benefits which Lessor anticipated it would receive if the Lease continued for its full Rental Term; (iv) if no Stipulated Loss Value is specified in this Lease, with or without canceling this Lease, recover damages, not as a penalty, but herein liquidated for all purposes in an amount equal to (A) the present value of all future Rental Payments reserved in the Lease discounted to the Determination Date at a rate equal to the then-current discount rate of the Federal Reserve Bank of San Francisco plus one percent (1%), and (B) the present value of the Equipment's fair market value at the expiration of the Rental Term as estimated by Lessor discounted at the same rate as provided under Section 12(a)(iv)(A) above, and (C) the amount of any loss or reduction of tax benefits which Lessor anticipated it would receive if the Lease continued for its full Rental Term; (v) recover any amounts due under any indemnity then determinable, plus late charges as specified in Section 2 for past due amounts; (vi) require that Lessee provide the return and if requested by Lessor the certifications of the Equipment and Software in accordance with Section 10 hereof; (vii) sell any or all of the Equipment at public or private sale, or license any or all of the Software, with or without notice to Lessee or advertisement, or otherwise dispose of, hold, use, operate, lease to others or keep idle such Equipment or Software, all free and clear of any rights of Lessee and without any duty to account to Lessee for such action or inaction or for any proceeds with respect thereto; and

      (viii) exercise any other right or remedy which may be available to it under the UCC or other applicable law including the right to recover damages for the breach hereof.

      (b) In addition, Lessee shall be liable for and reimburse Lessor for all reasonable and necessary legal fees and all commercially reasonable costs and expenses incurred by Lessor as a result of the foregoing defaults or the exercise of Lessor's remedies, including without limitation recovering possession of the System, selling, licensing or leasing the System (including broker's and sales representative's fees and commissions), and placing any portion of the System in the condition and obtaining the certificates required by Section 10 hereof. No remedy referred to in this Section is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity. No express or implied waiver by Lessor of any default shall constitute a waiver of any other default by Lessee, or a waiver of any of Lessor's rights.

13. LESSEE'S REPRESENTATIONS, WARRANTIES AND WAIVERS. Upon execution of the Master Lease and each Schedule, Lessee warrants and represents the following:

      (a) Lessee is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. Lessee has full power and authority and all necessary licenses and permits to carry on its business as presently conducted, to own or hold under lease its properties and to enter into this Master Lease and each Schedule and to perform its obligations thereunder; and Lessee is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of its properties or the nature of its business or the performance of its obligations under this Master Lease and any Schedule requires such qualification.

                                                                       DUPLICATE

      (b) The execution and delivery by Lessee of this Master Lease and each Schedule and the performance by Lessee of its obligations thereunder have been duly authorized by all necessary corporate action on the part of Lessee; and do not and will not contravene the provisions of, or constitute a default (either with or without notice or lapse of time, or both) under, or result in the creation of any lien upon, the System or any property of Lessee under any indenture, mortgage, contract or other instrument to which Lessee is a party or by which Lessee or its properties is bound.

      (c) No consent or approval of, giving of notice to, registration with, or taking of any other action by, any state, federal, foreign or other governmental commission, agency or regulatory authority or any other person or entity is required for the consummation or performance by Lessee of the transactions contemplated under this Master Lease and each Schedule.

      (d) This Master Lease and each Schedule, when executed by Lessee, constitute legal, valid and binding agreements of Lessee enforceable against Lessee in accordance with their terms, except as limited by any bankruptcy, insolvency, reorganization or other similar laws of general application affecting the enforcement of creditor or Lessor rights.

      (e) There are no actions, suits or proceedings pending or threatened against or affecting Lessee or any property of Lessee in any court, before any arbitrator of any kind or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality (collectively "Governmental Body"), which, if adversely determined, would materially adversely affect the business, financial condition, assets, or operations of Lessee, or adversely affect the ability of Lessee to perform its obligations under this Master Lease and each Schedule; and Lessee is not in default with respect to any order of any court, arbitrator or Governmental Body or with respect to any material loan agreement, debt instrument or contract with a supplier or customer of Lessee, except as disclosed in writing to Lessor.

      (f) Lessee has not taken and will not take any action or maintain any position inconsistent with treating this Master Lease and each Schedule as a valid leasehold interest in the Equipment.

      (g) To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies to: (i) cancel this Lease; (ii) repudiate this Lease; (iii) reject the System; (iv) revoke acceptance of the System; (v) recover damages from Lessor for any breaches of warranty or for any other reason; (vi) claim a security interest in the System in Lessee's possession or control for any reason; (vii) deduct from Rental Payments all or any part of any claimed damages resulting from Lessor's default, if any, under this Lease, from the provision of any Software license or Services by any third party, or from any defect, failure or lack of performance in or by the System; (viii) accept partial delivery of the System; (ix) "cover" by making any purchase, license or lease of or contract to purchase, license or lease equipment or software in substitution for any portion of the System designated to this Lease. (x) recover any direct, general, special, incidental, indirect, exemplary or consequential damages, for any reason whatsoever; and (xi) obtain specific performance, replevin, detinue, sequestration, claim and delivery or the like for any portion of the system identified to this Lease. To the extent permitted by applicable law, Lessee also hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, license, lease or otherwise use any item or part of the System in mitigation of Lessor's damages or which may otherwise limit or modify any of Lessor's rights or remedies.

14. FINANCE LEASE. The parties agree that each Lease is a finance lease as defined by Section 4-2.5-103(1)(g) of the UCC. Lessee acknowledges that (i) Lessee has selected the supplier or suppliers of the System, and (ii) by this provision Lessor has advised Lessee in writing that (A) Lessee may have rights under the supply contract between Lessor and supplier, and (B) Lessee may contact the supplier for a description of any such rights Lessee may have under the supply contract.

15. PURCHASE OPTION. At the expiration of the Rental Term, Lessee shall, upon written notice given at least ninety (90) days prior thereto, have the option to purchase all (but not less than all) of the Equipment, having the same Rental Term expiration date at the purchase option price indicated on its Schedule, provided no Event of Default has occurred which is then continuing. If no purchase option pricing is indicated on the Schedule for such Equipment, the purchase price shall be its then fair market value. Fair market value, as applied to a purchase option hereunder, shall be determined by Lessor based on the price a willing buyer would pay and a willing seller would accept (neither buyer nor seller being under compulsion to act) for the Equipment as installed and in use, giving due consideration to its condition, utility, revenue producing capability, and replacement cost. The purchase option price shall be paid not later than the last day of the Rental Term. Software is not included under this Section.

16. MISCELLANEOUS. (a) This Lease may not be amended except by a written agreement signed by both Lessor and Lessee, and shall be binding upon and inure to the benefit of the parties hereto, their permitted successors and assigns. Any provision of the Lease which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof; and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction; provided, however, that to the extent that the provisions of any such applicable law can be waived, they are hereby waived by Lessee. Time is of the essence with respect to this Lease. Lessee hereby expressly assumes liability for and agrees to indemnify and defend and hold Lessor harmless from and against any breach by Lessee of any representation, warranty or covenant made by Lessee herein and in connection therewith to pay and reimburse Lessor for the payment of any and all expenses, including reasonable attorney fees incurred by Lessor in connection with or as the result of any such breach. The captions set forth herein are for convenience only and shall not define or limit any of the terms hereof. This Lease shall in all respects be governed by, and construed in accordance with the laws of the state in which the System is to be located during the term of the Lease, as applicable to contracts executed and to be fully performed therein by residents thereof. LESSOR AND LESSEE WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY LITIGATION ARISING FROM THIS LEASE. This Lease shall become effective and binding on the parties, when the related Schedule is accepted by Lessor.

            (b) Any notices or demands required or permitted hereunder shall be given to the parties in writing and by personal delivery, regular or certified mail, facsimile or telegram at the address herein set forth or to such other address as the parties may hereafter substitute by written notice given in the manner prescribed in this Section. Such notices or demands shall be deemed given upon receipt in the case of personal delivery and upon mailing or transmission in the case of mail, facsimile or telegram.

            (c) Lessee will promptly execute and deliver to Lessor such further reasonable documents (including, but not limited to, financing statements) and take such further reasonable action (such as obtaining landlord or mortgagee's waiver and consent), as Lessor may request in order to more effectively carry out the intent and purpose of this Lease or an assignment of Lessor's interest herein. Lessee authorizes Lessor to sign (in Lessor's name, Lessee's name, or both) and file any UCC financing statements (including continuation statements) which Lessor deems necessary or appropriate to protect the interests of Lessor and its assignees in the Equipment and the Lease.

            (d) In the event Lessee fails to make any required payments hereunder (for taxes, insurance, repairs or any other purpose) Lessor may, without any obligation to do so and without waiving the Event of Default resulting from such failure, make such payments which shall be immediately due and payable by Lessee upon invoice by Lessor.

LESSEE:
                                             LEASETEC CORPORATION,
Globe Com, Inc.                              LEASETEC SYSTEMS CREDIT DIVISION:


By: /s/ Gary Millin                          By: /s/ Stephen F. [Illegible]
    -----------------------------               ------------------------------

Name: Gary Millin                            Name: Stephen F. [Illegible]
     ----------------------------                 ----------------------------

Title: Senior Vice President                 Title: Operating Manager
   ------------------------------                  ---------------------------

(Must be signed by officer duly authorized to enter into this Lease on behalf of Lessee)

                                                                       DUPLICATE

                                    Exhibit A

                                SYSTEM SCHEDULE

SYSTEM SCHEDULE NO. L534000 TO MASTER LEASE AGREEMENT NO. L5340 DATED June 20, 1996, BETWEEN THE UNDERSIGNED PARTIES.

Lessor: Leasetec Corporation, Leasetec Systems Credit division (herein called "Lessor")

Address:                    75 Second Avenue, Needham Heights, MA 02194

Lessee:                     GlobeCom, Inc. (herein called "Lessee")

Business Address:           55 Broad Street, 11th floor New York, NY 10004

Installation Address:       Same

1. Rental Tern:             36 Months

2. Rental Payments:         12 Payments of $1,806.00
                            each, payable monthly ( ) or quarterly (X) (check one) in advance

3. Rental Payment Dates:    First day of each month ( ) or each quarter (X)
                            (check one)

4. Advance Rental Payments: Last n/a Rental payments shall be delivered to
                            Lessor on the Rental Start Date.

5. System Description:

QTY:  Model/Version/Description                    Original Purchase Price
----  -------------------------                    -----------------------

      See Attached
                                                   Total: $19,855.95
--------------------------------------------------------------------------------

6. Purchase Option Price (check one): (X) Fair Market Value
                                      ( ) 10% of Total Original Purchase Price
                                      ( ) $1.00

7. TERMS AND CONDITIONS: The terms and conditions of the above-referenced Master Lease Agreement are incorporated herein.

LESSEE: GlobeCom, Inc.                        LESSOR: Leasetec Systems Credit
                                              A Division of Leasetec Corporation

By:  /s/ Gary Millin                          By: /s/ Stephen F. [Illegible]
   ----------------------------                   ------------------------------

Name: Gary Millin                             Name: Stephen F. [Illegible]
     --------------------------                     ----------------------------

Title: Senior Vice President                  Title: Operation Manager
      -------------------------                     ----------------------------

                                                                       DUPLICATE

GlobeCom, INC.  L      EQUIPMENT LIST
--------------  -      --------------

QTY   MODEL/VERSION/DESCRIPTION
---   -------------------------

1     Ultra 1 Model 140 143 Mhz UltraSPARC-1, 17" TGX, 32MB, 1.05GB
1     1.05 GB Fast SCSI-2 Drive
1     Type 5 Country Kit (Unix)
1     Enterprise 1 Model 140 w/ (1) Yr On-Site Next-Day
      Warranty 143mhz, 512KB Ext. Cache, 64MB, 2.1GB, Sun
      CD4, Solaris Server Lic.
1     64MB SIMM Expansion (2 x 32MB)
1     2.1 GB Fast/Wide SCSI-2Drive, 7200 rpm
1     Sun Server US Power cord
1     Kingston EtherX 8 port stackable hub
1     Solaris 2.5 Server Media Kit
1     Solaris 2.5 Desktop Media Kit

                              Total Cost: $19,855.95

                              Initialed By: /s/ GM
                                            -------------------

                                                                       DUPLICATE

                  ADDENDUM TO SYSTEM SCHEDULE NUMBER L5340-01
                                    BETWEEN
                 LEASETEC SYSTEMS CREDIT CORPORATION ("LESSOR")
                         AND GLOBECOM, INC. CORPORATION
                              DATED JUNE 20, 1996

Any provisions of the Lease to the contrary notwithstanding, Lessor and Lessee hereby amend said Lease Schedule Number as follows;

Add the following equipment:

(1)   Cabinet 70 x 19 x 24 Frame for IBM Blue w/front trim & shelf rails

(1)   1400 VA UPS, Hot Swap Replaceable Batteries w/Smart Slot, Rackmountable

                                           Cost: $1,290.00

The monthly lease payment is changed from $70.00 to $111.00. The total Equipment Cost is changed from $2,218.00 to $3,508.00 All other terms and conditions of the Lease shall remain in full force and effect

LESSEE: GLOBECOM, INC.                LESSOR: LEASETEC SYSTEMS
                                              A Division of Leasetec Corporation

By: /s/ Gary Millin                   By: /s/ Stephen F. [Illegible]
    ---------------------------           ---------------------------------

Name: Gary Millin                     Name: Stephen F. [Illegible]
      -------------------------             -------------------------------

Title: Senior Vice President          Title: Operation Manager
       ------------------------              ------------------------------

Date: 8/12/96                         Date: 8/15/96
      -------------------------             -------------------------------

                                                                        ORIGINAL

                                   Exhibit A

                                SYSTEM SCHEDULE

SYSTEM SCHEDULE NO. L5340-01 TO MASTER LEASE AGREEMENT NO. L5340 DATED JUNE 20, 1996 BETWEEN THE UNDERSIGNED PARTIES.

Lessor Leasetec Corporation, Leasetec Systems Credit division (herein called "Lessor")

Address:                    75 Second Avenue, Needham Heights, MA 02194

Lessee:                     GlobeCom, Inc. (herein called "Lessee")

Business Address:           11 Broadway, Suite 660, New York, NY 10004

Installation Address:       Same

1. Rental Tern:             35 Months

2. Rental Payments:         35 Payments of $70.00
                            each, payable monthly (X) or quarterly ( ) (check one) in advance

3. Rental Payment Dates:    First day of each month (X) or each quarter ( )
                            (check one)

4. Advance Rental Payments: Last n/a Rental payments shall be delivered to
                            Lessor on the Rental Start Date.

5. System Description:

QTY:  Model/Version/Description                    Original Purchase Price
----  -------------------------                    -----------------------

1     1400 VA UPS, Hot Swap, Replaceable Batteries, W/Smart Slot, Rackmountable
1     Lattis Hub Model 2803 16 port 10 BaseT Workgroup Hub
1     Standard 10 Plug Strip W/15" Cord
5     Cabinet Parts Solid Flat Shelf for 19 X 24 frame
1     Cabinet 70 x 19 X 24 frame for IBM Blue

                                                   Total: $2,218.00
--------------------------------------------------------------------------------

6. Purchase Option Price (check one): (X) Fair Market Value
                                      ( ) 10% of Total Original Purchase Price
                                      ( ) $1.00

7. TERMS AND CONDITIONS: The terms and conditions of the above-referenced Master Lease Agreement are incorporated herein.

LESSEE: GlobeCom, Inc.                        LESSOR: Leasetec Systems Credit
                                              A Division of Leasetec Corporation

By: /s/ Gary Millin                           By: /s/ Stephen F. [Illegible]
    ---------------------------                   ------------------------------

Name: Gary Millin                             Name: Stephen F. [Illegible]
      -------------------------                     ----------------------------

Title: Senior Vice President                  Title: Operation Manager
       ------------------------                      ---------------------------

                            LEASETEC SYSTEMS CREDIT

November 25, 1996

Globecomm, Inc.
11 Broadway Suite 600
Attn: Accounts Payable
New York, NY 10004


Dear Sir/Madam:

Your company has recently entered into a lease agreement with Leasetec Systems Credit. Enclosed you will find the following:

1. Invoice for lease payments from the rental start date forward. All payments are due in advance as set out in the lease agreement. All payments should be remitted to:

                           Leasetec Systems Credit
                           P.O. Box 371757
                           Pittsburgh, PA 15251-7757

2. Copy of the System Schedule Agreement and the Delivery and Acceptance Certificate.

The commencement date for this schedule is September 1, 1996; therefore, your first invoice is for the rental period 09/O1/96-09/30/96. The remaining invoices are for your regular monthly billing. All future monthly invoices will be billed approximately 40-45 days prior to the due date.

I look forward to working with you in the future. If you have any questions, please contact either myself at ext. 372 or Chris Rowe at ext. 368.

Sincerely,

/s/ Maryanne Dugan

Maryanne Dugan
Customer Service Specialist

Enclosures


          Leasetec Systems Credit, a division of Leasetec Corporation
                1401 Pearl Street, Suite 200, Boulder, CO) 80302
                       (303) 443-8064 Fax (303) 443-1764

                            LEASETEC SYSTEMS CREDIT

                                   EXHIBIT B

                       DELIVERY AND ACCEPTANCE CERTIFICATE

MASTER LEASE AGREEMENT NO. L5340 DATED JUNE 20, 1996

SYSTEM SCHEDULE NO. L5340-01

Lessor: Leasetec Systems Credit                  Lessee: GlobeCom, Inc.
        A Division of Leasetec Corporation               11 Broadway
        75 Second Avenue                                 New York, NY 10004
        Needham Heights, MA 02194

Location of Equipment: Same

Lessee hereby acknowledges receipt and acceptance of the Equipment and Software listed on the above referenced SYSTEM SCHEDULE and agrees the Equipment and Software has been delivered and is ready for use under the terms of the above referenced MASTER LEASE AGREEMENT.

                                       LESSEE: GlobeComm, Inc.


                                       BY: /s/ Eric Woodward
                                          --------------------------------------

                                       NAME: Eric Woodward
                                            ------------------------------------

                                       TITLE: VP Systems
                                             -----------------------------------

                                       RENTAL START DATE: September 1, 1996

          Leasetec Systems Credit, a division of Leasetec Corporation
                191 Post Road West, Suite 50, Westport, CT 06880
                (800) 924-5013 (203) 221-2658 Fax (203) 221-2678

                                                                       DUPLICATE

                                   Exhibit A

                                SYSTEM SCHEDULE

SYSTEM SCHEDULE NO. L5340-02 TO MASTER LEASE AGREEMENT NO. L5340 DATED JUNE 20,1996 BETWEEN THE UNDERSIGNED PARTIES.

Lessor Leasetec Corporation, Leasetec Systems Credit division (herein called "Lessor")

Address:                    75 Second Avenue, Needham Heights, MA 02194

Lessee:                     GlobeComm, Inc. (herein called "Lessee")

Business Address:           11 Broadway, Suite 660, New York, NY 10004

Lease Start Date:           1/1/97

Installation Address:       Same

Billing Address:            Same

1. Rental Term:             48 Months

1. Rental Payments:         48 Payments of $1,580.00
                            each. payable monthly (X ) or quarterly ( ) (check one) in advance

3. Real Payment Dates:      First day of each month (X) or each quarter ( )
                            (check one)

4. Advance Rental Payments: First and n/a Rental payments that shall be delivered to Lessor upon Equipment Acceptance

5. System Description:

QTY:  Model/Version/Description                    Original Purchase Price
----  -------------------------                    -----------------------
      See Attached Equipment Description
                                                   Total Cost $65,242.34
--------------------------------------------------------------------------------

6. Purchase Option Price (check one): (X) Fair Market Value
                                      ( ) 10% of Total Original Purchase Price
                                      ( ) $1.00

7.TERMS AND CONDITIONS: The terms and conditions of the above-referenced Master Lease Agreement are incorporated herein.

LESSEE: GlobeComm, Inc.                       LESSOR: Leasetec Systems Credit
                                              A Division of Leasetec Coporation

By: /s/ Gary Millin                           By: /s/ Stephen F. [Illegible]
    ---------------------------                   ------------------------------

Name: Gary Millin                             Name: Stephen F. [Illegible]
      -------------------------                     ----------------------------

Title: President                              Title: Operation Mananger
       ------------------------                      ---------------------------

                                                                       DUPLICATE

EQUIPMENT LIST L5340-02

QTY   MODEL/VERSION/DESCRIPTION
---   -------------------------

2     Sun Ultra Spare Processor Modules
1     Kingston 256 MB RAM SIMMS for E3000
1     E3000 CPU Memory Board
1     Maint. Incr. for systems with a 2nd CPU mem. Bd.
3     Copies of Visual C++ workshop
1     C++ Maintenance License
2     SUN Sparc 10 #S106-612-64-P95
1     Dual 60 MHZ Processors with 1 MB of cache each
2     64 MB RAM
2     2 GB Disk
1     Delivery charges

1     Phone System - Toshiba DK 280 Digital System
2     DKT 2010 SD Toshiba phones
1     DKT 2010 H Toshiba phones
1     PDKU
1     Replay Upgrade from 2 to 4 ports
6     DKT 2010 SD Toshiba phone
1     DKT 2010 H Toshiba phone
1     Labor & Installation
1     DK280 Medium System Common Control Unit
1     ACD Feature Option Key
1     4 CRKT L/S CO Line Interface Unit
1     4 CRKT L/S CO Line Interface Subassembly
1     Digital Announcer
1     Programming of System
1     System Cable Run + 3 Jacks
1     Expansion Cabinet

                              Total Cost: $65,242.34

                              Initialed By: J.C.
                                            -------------------

                                                                        ORIGINAL
                                    Exhibit A

                                 SYSTEM SCHEDULE

SYSTEM SCHEDULE NO. L5340-03 TO MASTER LEASE AGREEMENT NO. L5340 DATED JUNE 20, 1996, BETWEEN THE UNDERSIGNED PARTIES.

Lessor: Leasetec Corporation, Leasetec Systems Credit division (herein called "Lessor")

Address:                    75 Second Avenue, Needham Heights, MA 02194

Lessee:                     GlobeComm, Inc. (herein called "Lessee")

Business Address:           11 Broadway, 6th Fl., New York, NY 10004
Installation Address:       Same

Billing Address:            Same

1. Rental Term:             48 Months

2. Rental Payments:         48 Payments of $2,060.00 each, payable monthly (X)
                            or quarterly ( ) (check one) in advance

3. Rental Payment Dates:    First day of each month (X) or each quarter ( )
                            (check one)

4. Advance Rental Payments: Last n/a Rental payments shall be delivered to
                            Lessor on the Rental Start Date.

5.System Description:

QTY.  Model/Version/Description                    Original Purchase Price
----  -------------------------                    -----------------------

      See Attached Equipment List
                                                   Total $88,514.20
--------------------------------------------------------------------------------

6. Purchase Option Price (check one): (X) Fair Market Value
                                      ( ) 10% of Total Original Purchase Price
                                      ( ) $1.00

7. TERMS AND CONDITIONS: The terms and conditions of the above-referenced Master Lease Agreement are incorporated herein.

LESSEE: GlobeComm, Inc.                       LESSOR: Leasetec Systems Credit
                                              A Division of Leasetec Coporation

By: /s/ Gary Millin                           By: /s/ Stephen F. [Illegible]
    ---------------------------                   ------------------------------

Name: Gary Millin                             Name: Stephen F. [Illegible]
      -------------------------                     ----------------------------

Title: Senior Vice President                  Title: Operation Mananger
       ------------------------                      ---------------------------

                                                                        ORIGINAL

EQUIPMENT LIST L5340-03 GLOBECOMM, INC.

QTY   MODEL/VERSION/DESCRIPTION
---   -------------------------

1 Ultra Enterprise 3000: Server chassis, CPU Memory Board, 2 UltraSparc CPU Mods, SBUS I/O board, 2.1 Internal F/W, 256 Memory Expansion Additional Power cool
1 Ultra Enterprise 2 Model 1170, Base System, 167 Mhz, 64MB RAM, CDROM, 2.1 Gigabyte Internal
1     SPARCstorage Array Model 112, 6x2.1 GB 7200 RPM Drives, 25MB Fibre
      Channel OM
1     TGX/17" Monitor Head
1     3-Fast Ethernet SBUS
1     Spare TGX Board
1     Annual Silver Support, Enterprise 3000, Enterprise CPU/MEM Brd.
      SPARCstorage
      Array
1     Shipping

                              Total Cost: $88,514.20

                              Initialed By: GM
                                            -----

                                                                        ORIGINAL
                                    Exhibit A

SYSTEM SCHEDULE NO. L5340-04 TO MASTER LEASE AGREEMENT NO. L5354 DATED JUNE 20, 1996, BETWEEN THE UNDERSIGNED PARTIES.

Lessor:                     Leasetec Corporation, Leasetec Systems Credit
                            division (herein called "Lessor")
Address:                    75 Second Avenue, Needham Heights, MA 02194

Lessee:                     GlobeComm, Inc. (herein called "Lessee")

Business Address:           11 Broadway, 6th Floor, New York, NY 10004
Installation Address:       Same

Billing Address:            Same

1. Rental Term:             48 Months

2. Rental Payments:         48 Payments of $1,235.00
                            each, payable monthly (X) or quarterly ( ) (check one) in advance

3. Rental Payment Dates:    First day of each month (X) or each quarter ( )
                            (check one)

4. Advance Rental Payments: Last n/a Rental payments shall be delivered to
                            Lessor on the Rental Start Date.

5. System Description:

QTY:  Model/Version/Description                    Original Purchase Price
----  -------------------------                    -----------------------

      See Attached Equipment List
                                                   Total: $52,301.00
--------------------------------------------------------------------------------

6. Purchase Option Price (check one): (X) Fair Market Value
                                      ( ) 10% of Total Original Purchase Price
                                      ( ) $1.00

7. TERMS AND CONDITIONS: The terms and conditions of the above-referenced Master Lease Agreement are incorporated herein.

LESSEE: GlobeComm, Inc.                       LESSOR: Leasetec Systems Credit
                                              A Division of Leasetec Coporation

By: /s/ Gary Millin                           By: /s/ Stephen F. [Illegible]
    ---------------------------                   ------------------------------

Name: Gary Millin                             Name: Stephen F. [Illegible]
      -------------------------                     ----------------------------

Title: Senior Vice President                  Title: Operation Mananger
       ------------------------                      ---------------------------

                                                                        ORIGINAL

EQUIPMENT LIST L5340-04 GLOBECOMM, INC.

QTY   MODEL/VERSION/DESCRIPTION
---   -------------------------

      CISCO 7505
1     Cisco 7505 Base Chassis Unit
1     RSP 64 MB DRAM Upgrade
1     RSP 20 MB Flash Kit
1     Spare AC Power Supply
1     IOS 11.1.3 IP and VIP
1     1-Port FE 100BaseTX
      CATALYST 5000
1     Catalyst 5000 Base Chassis Unit
1     Supervisory Engine
1     Power Supply
1     Redundant Power Supply
1     FE 100BaseTX Module-1
      NETWORK MANAGEMENT ACCESSORIES
1     CiscoWorks Windows 2.0
1     Standard Router 11.1
1     7505 Hardware Install
1     7505 User Guide
1     Catalyst 5000 Config.
1     Catalyst 5000 Hardware
1     Catalyst 5000 User Guide
1     Catalyst 5000 Wiring
1     Special Order Docs
      SUPPORT
1     Cisco 7505 SMARTnet
1     Catalyst 5001 SMARTnet

                               TOTAL COST: $52,301.00

                               INITIALED BY: GM
                                             -----

                                                                       DUPLICATE

                                   Exhibit A

                                SYSTEM SCHEDULE

SYSTEM SCHEDULE NO. L5340-05 TO MASTER LEASE AGREEMENT NO. L5340 DATED JUNE 20, 1996, BETWEEN THE UNDERSIGNED PARTIES.

Lessor:                     Leasetec Corporation, Leasetec Systems Credit
                            division (herein called "Lessor")
Address:                    75 Second Avenue, Needham Heights, MA 02194

Lessee:                     GlobeComm, Inc. (herein called "Lessee")

Business Address:           11 Broadway, 6th Floor, New York, NY 10004
Installation Address:       Same

Billing Address:            Same

1. Rental Term:             36 Months

2. Rental Payments:         36 Payments of $1,218.00
                            each, payable monthly (X) or quarterly ( ) (check one) in advance

3. Rental Payment Dates:    First day of each mouth (X) or each quarter ( )
                            (check one)

4.Advance Rental Payment:   Last n/a Rental payments shall be delivered to
                            Lessor on the Rental Start Date.

5. System Description:

QTY:  Model/Version/Description                    Original Purchase Price
----  -------------------------                    -----------------------

      See Attached Equipment Description
1     Oracle 7 Server License
1     New York Sales Tax
                                                   Total: $37,533.52
--------------------------------------------------------------------------------

6. Purchase Option Price (check one): ( ) Fair Market Value
                                      ( ) 10% of Total Original Purchase Price
                                      (X) $1.00

7.TERMS AND CONDITIONS: The terms and conditions of the above-referenced Master Lease Agreement are incorporated herein.

LESSEE: GlobeComm, Inc.                       LESSOR: Leasetec Systems Credit
                                              A Division of Leasetec Coporation

By: /s/ Gary Millin                           By: /s/ Stephen F. [Illegible]
    ---------------------------                   ------------------------------

Name: Gary Millin                             Name: Stephen F. [Illegible]
      -------------------------                     ----------------------------

Title: Senior Vice President                  Title: Operation Mananger
       ------------------------                      ---------------------------

                                                                       DUPLICATE

                            LEASETEC SYSTEMS CREDIT

                  ADDENDUM TO SYSTEM SCHEDULE NUMBER L5340-05
                                    BETWEEN
                 LEASETEC SYSTEMS CREDIT CORPORATION ("LESSOR")
                              AND GLOBECOMM, INC.
                              DATED JUNE 20, 1996

Any provisions of the Lease to the contrary notwithstanding, Lessor and Lessee hereto amend said Lease Schedule Number as follows:

The total Equipment Cost is changed from $37,536.77 to $37,533.52. The monthly lease payment is unchanged. All other terms and conditions of the Lease shall remain in full force and effect.

LESSEE: GLOBECOMM, INC.                LESSOR: LEASETEC SYSTEMS
                                              A Division of Leasetec Corporation

By: /s/ Gary Millin                    By: /s/ Stephen F. [Illegible]
    ---------------------------            ----------------------------------

Name: Gary Millin                      Name: Stephen F. [Illegible]
      -------------------------              --------------------------------

Title: President                       Title: Operation Manager
       ------------------------               -------------------------------

Date: 10/17/96                         Date: 10/21/96
      -------------------------              --------------------------------

          Leasetec Systems Credit, a division of Leasetec Corporation
                291 Post Road West, Suite 50, Westport, CT 06880
                (800) 924-5013 (203) 221-2636 Fax (203) 222-2678

                                                                        ORIGINAL
                                    Exhibit A

                                 SYSTEM SCHEDULE

SYSTEM SCHEDULE NO. L5340-06 TO MASTER LEASE AGREEMENT NO. L5340 DATED JUNE 20, 1996, BETWEEN THE UNDERSIGNED PARTIES.

Lessor:                     Leasetec Corporation, Leasetec Systems Credit
                            division (herein called "Lessor")
Address:                    75 Second Avenue, Needham Heights, MA 02194

Lessee:                     GlobeComm, Inc. (herein called "Lessee")

Business Address:           11 Broadway, New York, NY 10004
Installation Address:       Same

Billing Address:            Same

1. Rental Term:             48 Months

2. Rental Payments:         48 Payments of $242.00
                            each, payable monthly (X) or quarterly ( ) (check one) in advance

3. Rental Payment Dates:    First day of each month (X) or each quarter ( )
                            (check one)

4. Advance Rental Payments: Last n/a Rental payments shall be delivered to
                            Lessor on the Rental Start Date.

5. System Description:

QTY:  Model/Version/Description                    Original Purchase Price
----  -------------------------                    -----------------------

 1    Exabyte 8900 SLCD external with
      terminator and 5C512 Cable
 1    Presario 4704 P133
 1    17" P17 .270P Flatscreen Pan
 2    Etherlink III Parallel Task1
 1    CTX P120 16/1.2 8XCD 14.4 Fax
 2    8MB 2x32-70 72 pin nonparity
 1    15" 15SX1 Sony .250P 1280x10
 1    Sales Tax
                                                   Total: $9,644.50
--------------------------------------------------------------------------------

6. Purchase Option Price (check one): (X) Fair Market Value
                                      ( ) 10% of Total Original Purchase Price
                                      ( ) $1.00

7. TERMS AND CONDITIONS: The terms and conditions of the above-referenced Master Lease Agreement are incorporated herein.

LESSEE: GlobeComm, Inc.                   LESSOR: Leasetec Systems Credit
                                          A Division of Leasetec Corporation

By: /s/ Gary Millin                       By: /s/ Stephen F. [Illegible]
    ---------------------------               ------------------------------

Name: Gary Millin                         Name: Stephen F. [Illegible]
      -------------------------                 ----------------------------

Title: President                          Title: Operation Mananger
       ------------------------                  ---------------------------

                                                                       DUPLICATE

                                   Exhibit A

                                SYSTEM SCHEDULE

SYSTEM SCHEDULE NO. L5340-07 TO MASTER LEASE AGREEMENT NO. L5340 DATED JUNE 20, 1996, BETWEEN THE UNDERSIGNED PARTIES.

Lessor:                     Leasetec Corporation, Leasetec Systems Credit
                            division (herein called "Lessor")
Address:                    75 Second Avenue, Needham Heights, MA 02194

Lessee:                     GlobeComm, Inc. (herein called "Lessee")

Business Address:           11 Broadway, New York, NY 10004

Lease Start Date:           March 1, 1997

Rate:                       10%

Installation Address:       Same

Billing Address:            Same

1. Rental Term:             36 Months

2. Rental Payments:         36 Payments of $1,680.00
                            each, payable monthly (X) or quarterly ( ) (check one) in advance

3. Rental Payment Dates:    First day of each month (X) or each quarter ( )
                            (check one)

4. Advance Rental Payments: First and n/a Rental payments shall be delivered to
                            Lessor upon Equipment Acceptance

5. System Description:

QTY:  Model/Version/Description                    Original Purchase Price
----  -------------------------                    -----------------------
1    Oracle Software sale/leaseback invoice #M1227961
1    New York Sales Tax ($3,974.03)
                                                   Total Cost: $52,144.63
--------------------------------------------------------------------------------

6. Purchase Option Price (check one): ( ) Fair Market Value
                                      ( ) 10% of Total Original Purchase Price
                                      (X) $1.00

7. TERMS AND CONDITIONS: The terms and conditions of the above referenced Master Lease Agreement are incorporated herein. In addition, the following attachments apply to this System Schedule only:

LESSEE: GlobeComm, Inc.                   LESSOR: Leasetec Systems Credit
                                          A Division of Leasetec Corporation

By: /s/ Gary Millin                       By: /s/ Stephen F. [Illegible]
    -----------------------------             --------------------------------

Name: Gary Millin                         Name: Stephen F. [Illegible]
      ---------------------------               ------------------------------

Title: President                          Title: Operations Manager
       --------------------------                -----------------------------

                                                                       DUPLICATE

                                   Exhibit A

                                SYSTEM SCHEDULE

SYSTEM SCHEDULE NO. L5340-08 TO MASTER LEASE AGREEMENT NO. L5340 DATED JUNE 20,1996, BETWEEN THE UNDERSIGNED PARTIES.

Lessor:                     Leasetec Corporation, Leasetec Systems Credit
                            division (herein called "Lessor")
Address:                    75 Second Avenue, Needham Heights, MA 02194

Lessee:                     GlobeComm, Inc. (herein called "Lessee")

Business Address:           11 Broadway, New York, NY 10004

Lease Start Date:           March 1, 1997

Rate:                       8 1/2%

Installation Address:       Same

Billing Address:            Same

1. Rental Term:             48 Months

2. Rental Payments:         48 Payments of $1,128.00
                            each, payable monthly (X) or quarterly ( ) (check one) in advance

3. Rental Payment Dates:    First day of each month (X) or each quarter ( )
                            (check one)

4. Advance Rental Payments: First and n/a Rental payments shall be delivered to lessor upon Equipment Acceptance

5. System Description:

QTY:  Model/Version/Description                    Original Purchase Price
----  -------------------------                    -----------------------

      See Attached Equipment Description
                                                   Total Cost $45,731.05
--------------------------------------------------------------------------------

6. Purchase Option Price (check one): (X) Fair Market Value
                                      ( ) 10% of Total Original Purchase Price
                                      ( ) $1.00

7.TERMS AND CONDITIONS: The terms and conditions of the above-referenced Master Lease Agreement are incorporated herein. In addition, the following attachments apply to this System Schedule only:

LESSEE: GlobeComm, Inc.                   LESSOR: Leasetec Systems Credit
                                          A Division of Leasetec Corporation

By: /s/ Gary Millin                       By: /s/ Stephen F. [Illegible]
    -----------------------------             --------------------------------

Name: Gary Millin                         Name: Stephen F. [Illegible]
      ---------------------------               ------------------------------

Title: President                          Title: Operations Manager
       --------------------------                -----------------------------

                                                                       DUPLICATE

GLOBECOMM, INC. EQUIPMENT LIST L5340-08

QTY   MODEL/VERSION/DESCRIPTION
---   -------------------------
1     PC160 ATECH MT, 16, 1G, CD, 1V, 512K
1     Monitor 15" FCC OEM
1     LABTEC Speakers LCS-3210
1     32MB DIMM
1     Lattis Hub Model 2803 16 Port 10 BaseT Workgroup HUB W/AUI
4     Cabinet-Parts Solid Flat Shelf for 19 x 24 Frame
3     DKT 2010SD Telephone Add-On
3     Additional Jacks
1     Tape Drive Ditto 3200 Parallel Port Travan
4     3M Travan TR-3 Mini Data Cartridge
4     MEM PUSER SIMM 8 MB 2x32 60NS 72pin
1     Fast Ethernet Card
1     OPT TNT Disk 6*2GB/7200 FWSCSI
1     OPT Fibre Channel Optical Mod.
1     OPT SBUS Fibre Channel Adapter
1     2 Meter Fibre channel Cable
2     OPT INT Disk 2GB/7200 FWSCSI
1     P5/133 Gigabyte BestBuy (16MB, 256K) PCI Diamond Stealth 64 (2MB) D
1     P5/166 Professional MPEG (32MB, 512K) 8X
1     P5/166 M/M Hyper Speed (32MB, 512K) 8X
6     3rd Party 64MB SIMM
1     167MHZ UltraSparc 2 Module
4     64MB SIMM - Kingston
3     Sparc 10 base with 0 processor
3     Single Slot GX Buffer
3     16 inch Color monitor
3     sm50 SuperSparc Module
3     64 MB SIMM for a SS10
3     Seagate 1.05 GBYTE SCSI Disk
3     3 1/2 floppies
3     Type 5 Unix Keyboard
3     Sun 5 mouse
3     Type 5 mice pads
1     Cisco 4 port serial card
1     500 Ft. Teflon Cable
1     CSU - Carrier Service Unit ADC Kentrox D-Serv
1     Expansion Cabinet
1     Digital Station Interface Unit
2     Cable Runs w/3 RJ 11 off each
1     Programming
1     New York Sales Tax - $2,768.50

      TOTAL COST: $45,731.05               Initialed By: J.C.
                                                        --------------

                                                                        ORIGINAL

                                   Exhibit A

                                SYSTEM SCHEDULE

SYSTEM SCHEDULE NO. L5340-09 TO MASTER LEASE AGREEMENT NO. L5340 DATED JUNE 20,1996, BETWEEN THE UNDERSIGNED PARTIES.

Lessor:                     Leasetec Corporation, Leasetec Systems Credit
                            division (herein called "Lessor")
Address:                    75 Second Avenue, Needham Heights, MA 02194

Lessee:                     GlobeComm, Inc. (herein called "Lessee")

Business Address:           11 Broadway, New York, NY 10004

Lease Start Date:           6/1/97

Rate:                       5.6%

Installation Address:       Same

Billing Address:            Same

1. Rental Term:             48 Months

2. Rental Payments:         48 Payments of $3,505.00
                            each, payable monthly (X) or quarterly ( ) (check one) in advance

3. Rental Payment Dates:    First day of each month (X) or each quarter ( )
                            (check one)

4. Advance Rental Payments: First payment shall be delivered to lessor upon
                            Equipment Acceptance

5. System Description:

QTY:  Model/Version/Description                    Original Purchase Price
----  -------------------------                    -----------------------

      See Attached Equipment Description
                                                   Total Cost $150,316.60
--------------------------------------------------------------------------------

6. Purchase Option Price (check one): (X) Fair Market Value
                                      ( ) 10% of Total Original Purchase Price
                                      ( ) $1.00

7.TERMS AND CONDITIONS: The terms and conditions of the above-referenced Master Lease Agreement are incorporated herein. In addition, the following attachments apply to this System Schedule only:

LESSEE: GlobeComm, Inc.                   LESSOR: Leasetec Systems Credit
                                          A Division of Leasetec Corporation

By: /s/ Gary Millin                       By: /s/ Stephen F. [Illegible]
    -----------------------------             --------------------------------

Name: Gary Millin                         Name: Stephen F. [Illegible]
      ---------------------------               ------------------------------

Title: President                          Title: Operations Manager
       --------------------------                -----------------------------

                                                                        ORIGINAL

GlobeComm, Inc., Equipment List L5340-09
----------------------------------------

QTY  MODEL/VERSION/DESCRIPTION
---  -------------------------

 1   Server UE 4000 Base 2*PS
 1   OPT INT CPU/MEM Bd for Enterprise
 1   OPT INT BD for Enterprise
 2   OPT Processor US 250MHZ/1MB
 1   OPT Memory 256MB (8*32MB)
 1   OPT INT Disk BD 4GB/7200 FWSCSI
 1   OPT FIBRE Channel Optical Mod.
 1   North American/Asia Power Cord Kit
 1   Annual Support for Cabinet
 1   Annual Support for CPU/Memory Board
 1   Server UE3000 Base 1*PS
 1   OPT INT CPU/MEM Bd. for Enterprise
 1   Opt INT BD for Enterprise
 2   Opt Processor US 250MHZ/1MB
 1   Opt Memory 256MB (8*32MB)
 2   Opt Int Disk 4.2GB/7200 FWSCSI
 1   Opt Fibre Channel Optical Mod.
 l   North American/Asia Power Cord Kit
 1   Annual Service for E3000 cabinet
 1   Annual service for CPU Memory Board
 2   Freight
                                                           Subtotal: $130,446.00

 1   1400KVA Rackmount UPS w/Power Chute, Software and Smart Slot
 1   Cabinet 70x19x24, Frame for IBM Blue
 1   Standard 10 plug strip w/15 foot cord
 2   Freight

                                                           Subtotal: $1,549.75

 1   1 GBKit for E3000 8 128MB SIMMS
 2   256 MB Kit for E3000 (8) 32MB SIMMS
 1   Type 4 Mouse Pads
 1   Freight

                                                           Subtotal: $18,320.85


                             Total Cost: $150,316.60

                             Initialed By: J.C.
                                           -----------

                                                                        ORIGINAL

                                    Exhibit A

                                 SYSTEM SCHEDULE

SYSTEM SCHEDULE NO. L5340-l0 TO MASTER LEASE AGREEMENT NO. L5340 DATED JUNE 20, 1996, BETWEEN THE UNDERSIGNED PARTIES.

Lessor: Leasetec Corporation, Leasetec Systems Credit division (herein called "Lessor")

Address:                           75 Second Avenue, Needham Heights, MA 02194

Leasee:                            GlobeComm, Inc. (herein called "Lessee")

Business Address:                  11 Broadway, New York, NY 10004

Lease Start Date:                  6/1/97

Rate:                              10 1/2%

Installation Address:              Same

1. Rental Term:                    36 Months

2. Rental Payments:                36 Payments of $1,690.00
                                   each, payable monthly (X) or quarterly ( )
                                   (check one) in advance

3. Rental Payment Dates:           First day of each month (X) or each
                                   quarter ( ) (check one)

4. Advance Rental Payments:        First payment shall be delivered to Lessor
                                   upon Equipment Acceptance.

5. System Description:

QTY:         Model/Version/Description                   Original Purchase Price
----         -------------------------                   -----------------------

 1     Oracle 7 Server License
 1     New York Sales Tax ($3,974.03)
                                                         Total Cost: $52,144.00
--------------------------------------------------------------------------------
6. Purchase Option Price (check one):  ( ) Fair Market Value
                                       ( ) 10% of Total Original Purchase Price
                                       (X) $1.00

7. TERMS AND CONDITIONS: The terms and conditions of the above-referenced Master Lease Agreement are incorporated herein. In addition, the following attachments apply to this System Schedule only:

LESSEE: GlobeComm, Inc.                   LESSOR: Leasetec Systems Credit
                                          A Division of Leasetec Corporation


By: /s/ Gary Millin                       By: /s/ Stephen F. [Illegible]
    -----------------------------             --------------------------------

Name: Gary Millin                         Name: Stephen F. [Illegible]
      ---------------------------               ------------------------------

Title: President                          Title: Operations Manager
       --------------------------                -----------------------------

                                                                        ORIGINAL

                                    Exhibit A

                                 SYSTEM SCHEDULE

SYSTEM SCHEDULE NO. L5340-11 TO MASTER LEASE AGREEMENT NO. L5340 DATED JUNE 20, 1996, BETWEEN THE UNDERSIGNED PARTIES.

Lessor: Leasetec Corporation, Leasetec Systems Credit division (herein called "Lessor")

Address:                           75 Second Avenue, Needham Heights, MA 02194

Leasee:                            GlobeComm, Inc. (herein called "Lessee")

Business Address:                  11 Broadway, New York, NY 10004

Installation Address:              Same

1. Rental Term:                    36 Months

2. Rental Payments:                36 Payments of $1,690.00
                                   each, payable monthly (X) or quarterly ( )
                                   (check one) in advance

3. Rental Payment Dates:           First day of each month (X) or each
                                   quarterly ( ) (check one)

4. Advance Rental Payments:        First payment shall be delivered to Lessor
                                   upon the Rental Start Date.

5. System Description:

QTY:         Model/Version/Description                   Original Purchase Price
----         -------------------------                   -----------------------

 1     Oracle Software - Sale Leaseback invoice #G11003
 1     New York Sales Tax ($3,974.03)

                                                          Total Cost: $52,144.00
--------------------------------------------------------------------------------
6. Purchase Option Price (check one):  ( ) Fair Market Value
                                       ( ) 10% of Total Original Purchase Price
                                       (X) $1.00

7. TERMS AND CONDITIONS: The terms and conditions of the above-referenced Master Lease Agreement are incorporated herein. In addition, the following attachments apply to this System Schedule only:

LESSEE: GlobeComm, Inc.                   LESSOR: Leasetec Systems Credit
                                          A Division of Leasetec Corporation


By: /s/ Gary Millin                       By: /s/ Stephen F. [Illegible]
    -----------------------------             --------------------------------

Name: Gary Millin                         Name: Stephen F. [Illegible]
      ---------------------------               ------------------------------

Title: President                          Title: Operations Manager
       --------------------------                -----------------------------

                                                                        ORIGINAL

                                    Exhibit A

                                 SYSTEM SCHEDULE

SYSTEM SCHEDULE NO. L5340-12 TO MASTER LEASE AGREEMENT NO. L5340 DATED JUNE 20, 1996, BETWEEN THE UNDERSIGNED PARTIES.

Lessor: Leasetec Corporation, Leasetec Systems Credit division (herein called "Lessor")

Address:                           75 Second Avenue, Needham Heights, MA 02194

Leasee:                            GlobeComm, Inc. (herein called "Lessee")

Business Address:                  11 Broadway, New York, NY 10004

Installation Address:              Same

1. Rental Term:                    48 Months

2. Rental Payments:                48 Payments of $2,745.00
                                   each, payable monthly (X) or quarterly ( )
                                   (check one) in advance

3. Rental Payment Dates:           First day of each month (X) or each
                                   quarter ( ) (check one)

4. Advance Rental Payments:        First payment shall be delivered to Lessor
                                   upon the Rental Start Date.

5. System Description:

QTY:         Model/Version/Description                   Original Purchase Price
----         -------------------------                   -----------------------

   See Attached Equipment Description - Sale Leaseback

                                                         Total Cost: $110,579.62
--------------------------------------------------------------------------------
6. Purchase Option Price (check one):  (X) Fair Market Value
                                       ( ) 10% of Total Original Purchase Price
                                       ( ) $1.00

7. TERMS AND CONDITIONS: The terms and conditions of the above-referenced Master Lease Agreement are incorporated herein. In addition, the following attachments apply to this System Schedule only:

LESSEE: GlobeComm, Inc.                   LESSOR: Leasetec Systems Credit
                                          A Division of Leasetec Corporation


By: /s/ Gary Millin                       By: /s/ Stephen F. [Illegible]
    -----------------------------             --------------------------------

Name: Gary Millin                         Name: Stephen F. [Illegible]
      ---------------------------               ------------------------------

Title: President                          Title: Operations Manager
       --------------------------                -----------------------------

                                                                        ORIGINAL

August 27, 1997

Leasetec Systems Credit
191 Post Road West,  Suite 50
Westport, CT 06880
Attention: Marianne C. Howard

Jane Centrella
GlobeComm, Inc.
11 Broadway, Suite 550
New York, NY 10004


Dear Marianne:

The following is a listing of equipment we would like to put under lease:

1    Vendor-APS Technologies
     -----------------------

     Conner, DOS-2, SR2, EXPWR, *Recert
     Conner, DOS-2, EXPWR, ASM, *Recert
     ACC Kit. Dat. Tape, Ext, W/SW, MAC
     CP.PWR Supply 512 Jager Micro
     Warranty, 2 year                                                   $579.95
     Cable, 25x50 SCSI 2FT.
     Cable, 25x50 SCSI 2FT.                                               $8.95
     Special, 3pk Sony 120m Dat Tape                                     $49.95
     TAPE, 120M DDS 2 DAT, SONY
     Cleaner, Dat head, Maxell                                           $12.95
     Shipping                                                            $31.43

2    Vendor-Power Computing
     ----------------------

     PCP210NT/16X/1MC/32MB/4GBAV/4MB,VR                               $2,988.00
     MONITOR 17" PCC OEM                                                $629.00

3    Vendor-MacWarehouse
     -------------------

     32MB DIMM-80NS(166 PIN)                                            $380.00
     ADOBE Photoshop 4.0 Upgrade F/MAC CD-ROM                           $149.95
     Shipping                                                             $3.00

4    Vendor-Teledynamics
     -------------------

     Cable                                                              $125.00
     Expansion Card                                                     $265.00
     8   2010-H
     3   PDKU extensions
     Base Cable
     Extension Cable

     Power Supply
     1  M-Block
     1  Caddy Fastener
     2  C.O. Cords
     Programming                                                      $1,000.00
     CA8CK                                                              $495.00
     Tax                                                                $155.51

5    Vendor-Milkyway Networks
     ------------------------

     Entry level Black Hole                                           $4,615.00
     10/5 First-Line Maintenance                                      $1,066.00
     Shipping                                                            $47.03

6    Vendor-Digital Network Associates, Inc.
     ---------------------------------------

     VIP2-20 Versatile interface Processor 2, model                   $8,640.00
     Shipping                                                            $35.86

7    Vendor-Anixter
     --------------

     Allied Telesyn 4 Port 10 Base-T, Micro-repeater,
     1 AUI & 4 RJ45 Int. PWR Sup, VA*22                                 $432.00
     Cabinet-parts solid flat shelf for 19 x 24 Frame                   $168.00
     Cabinet-parts solid flat shelf for 19 x 24 Frame                   $188.00
     1400VA Rackmount UPS w/powerchute plus
     software & smart slot                                              $775.00
     Cabinet-70 x 19 x 24 Frame for IBM Blue w/
     Front Trim & 4 shelf rails                                         $515.00
     Standard 10 plug strip w/ 15' cord                                  $63.00
     Sales Tax                                                          $196.70
     Shipping                                                           $251.15

8    Vendor-Digital Network Associates, Inc.
     ---------------------------------------

     1 Fast Ethernet port                                             $2,880.00
     VIP 4 Port 10 Base port Adapter                                  $3,195.00
     Catalyst 5000 12 10/100base-t, switching mod KJ45                $7,196.00
     Shipping                                                            $75.00
     Sales Tax                                                        $1,101.05

9    Vendor-Interactive Futures, Inc.
     --------------------------------

     2 OPT Int Dsk 6*4.2GB/7200 FWSCS                                $12,876.00
     2 OPT Int Dsk 4.2GB/7200 FWSCSI                                  $2,146.00
     3 WSCC4.2 SP S1-UC ** Computer upgrade                             $830.00
     1 OPT SBUS FSCSI ETHER(FSBE/S)                                     $810.30
     1 OPT SBUS FSCSI ETHERNET Controller                               $298.00
     3 OPT FIBRE CHANNEL OPTICAL MOD                                  $1,332.00
     2 METER FIBRE CHANNEL CABLE                                        $330.00
     Shipping                                                           $235.00
     Sales Tax                                                        $1,519.88

10   Vendor-Granger
     --------------

     26M BTU Spot Cooler                                              $4,241.75
     Warm Air Flange                                                     $69.35
     2' X 10' Duct                                                      $118.75
     Portable Humidifier                                                $161.50
     Replacement Air Filter                                               $9.91
     Pump Kit                                                           $133.67
     Sales Tax                                                          $390.63

11   Vendor-Computer Connection Of GNY, Inc.
     ---------------------------------------

     2 Single Slot GX Buffer                                            $750.00
     1 Rack Mount Accessories Kit                                       $150.00
     3 Single Slot GX Buffer                                          $1,050.00
     Model 112 Storage Array                                         $11,500.00
     1 Sparc ten base w no processor
     1 Single Slot GX Buffer
     1 16" Color Monitor
     1 sm61 SuperSparc Mod cpu-2360, cpu-2362, cpu-2707
     2 3rd Party 64MB simm
     1 2GB Baracude Seagate
     1 type 5 keyboard
     1 sun 5 mouse
     1 type 5 mice pad
     1 cable                                                          $3,645.00
     Shipping                                                           $275.00
     Sales Tax                                                        $1,410.34

12   Vendor-Computer Connection Of CNY, Inc.
     ---------------------------------------

     1 Sparc ten base w no processor
     2 sm50 SuperSparc Mod ss20 opt 1170 siso cpu 2708
     2 3rd party 64MB Simm
     1 238 Baracude Seagate
     engineering cost                                                 $3,120.00
     1 Sparc ten base w no processor
     1 Single Slot GX Buffer
     1 16" Color monitor
     1 SM50 Supersparc Mod. Sm20 opt 1170 also cpu-2708
     4 16 MB Simm for a S520 siso mem-2479. mem-1785
     1 1GB Hard Drive
     1 Type 5 Keyboard
     1 Type 5 Mechanical Mouse & Pad
     engineering cost                                                 $2,125.00
     2 Sparc ten base w no processor
     2 Single Slot GX Buffer
     2 Sm50 Supersparc Mod ss20 opt 1170 also cpu 2708
     2 16" Color monitor also mon-1113, mon-1159
     2 3rd party 64MB Simm
     2 Type 5 Keyboard
     2 Type 5 Mechanical Mouse & Pad
     engineering cost                                                 $4,580.00

     1 Sparc 5 110 Proc.
     4 32Meg Simm for a S5
     Type 5 Keyboard
     Type 5 Mechanical Mouse & Pad
     engineering cost
     SEAGATE/CONNER 2GBQC 7200 RPM                                    $3,360.00
     Shipping                                                           $215.00
     Sales Tax                                                        $1,087.76

13   Vendor-Power Computing
     ----------------------

     PCP210NT/16X/1MC/32MB/4GB/ZIP/4MBV                               $2,930.00
     Monitor 17" PCC OEM                                                $429.00

14   Vendor-Comtrade
     ---------------

     Intel Pentium/200 MMX CPU System, w built in Math
       coprocessor, dual cooling fans and heat sink
     Award Flash BIOS, Triton 430VX Chipset w 4 PCI Slots,
       3ISA Slots
     512K Fast Pipeline Brust Cache
     32 MB EDO RAM 70ns, 72 pin SIMMS Slots
     4.3GB Quantum 12ms PCI Enhanced IDE Hard Drive
     PCI Local Bus Enhanced IDE Hard Drive Controller
     Mitsumi 1.44MB 3 1/2" Floppy Drive
     16 x MAX EIDE CD Rom Drive (1800kb/sec)
     64 bit PCI Diamond Stealth 3D Graph (2MB EDO) Accelerator
     17" MAG DX700T (Trinton CRT) Non-Interlaced, .26mm
     PCI EtherExpress 10/100 Ethernet card (RJ 45)
     Enhanced 104 key keyboard
     Microsoft 400DPI High Resolution serial mouse
     2 High Speed Serial, 1 Enhanced Parallel Ports
     Microsoft Windows 95 installed w CD
     Mid Tower Case w 7 Bays
     One-Year on Site Service                                         $5,550.00
     Shipping                                                            $75.00

15   Vendor-Comtrade
     ---------------

     Intel Pentium/166MMX CPU Sys, w built in Math coprocessor
       dual cooling fans and heat sink
     Award Flash BIOS, Triton 430VX Chipset w 4 PCI Slots,
       3ISA Slots
     512K Fast Pipeline Brust Cache
     32MB EDO RAM 70ns, 72 pin SIMMS Slots
     4.3GB Quantum 12ms PCI Enhanced IDE Hard Drive
     PCI Local Bus Enhanced IDE Hard Drive Controller
     Mitsumi 1.44MB 3 1/2" Floppy Drive
     16x MAX EIDE CD Rom Drive (1800kb/sec)
     64 bit PCI Diamond Stealth 3D Graphics (2MB EDO) Acceler
     PCI EtherExpress 10/100 Ethernet card (RJ45)

     Enhanced 104 key keyboard
     Microsoft Windows 95 installed w CD
     Mid Tower Case w 7 bays
     One-Year on Site Service                                         $1,135.00
     Shipping                                                            $85.00

16   Vendor-Misco
     ------------

     Telco cable 4 PR LVL 6 Plenm                                       $500.00
     Shaxon single gang flush mount plate ivory                          $28.64
     Shaxon Blank Insert-ivory                                            $5.68
     Shaxon Category 5 Snap-in Module insert                            $215.64
     RJ-45 Round Cable 25' LEVL 5                                       $129.50
     RJ-45 Round Cable 50' LEVL 5                                       $179.50
     Shipping                                                            $42.25

17   Vendor-Teledynamics
     -------------------

     1 DKT 2020SD                                                       $225.00
     3 DKT 2010SD                                                       $555.00
     2 DKT 2010H                                                        $270.00
     1 PDKU                                                             $365.00
     6 System Jacks Run & Programming                                   $850.00
     Sales Tax                                                          $194.29
                                                                  -------------

                                                           Total    $110,579.62


                                          Initialed By:    JC
                                                       ----------

                                                                       DUPLICATE

                                    Exhibit A

                                 SYSTEM SCHEDULE

SYSTEM SCHEDULE NO. L5340-l3 TO MASTER LEASE AGREEMENT NO. L5340 DATED JUNE 20, 1996 BETWEEN THE UNDERSIGNED PARTIES.

Lessor: Leasetec Corporation, Leasetec Systems Credit division (herein called "Lessor")

Address:                           75 Second Avenue, Needham Heights, MA 02194

Lessee:                            GlobeComm, Inc. (herein called "Lessee")

Business Address:                  11 Broadway, New York, NY 10004

Installation Address:              Same

1. Rental Term:                    48 Months

2. Rental Payments:                48 Payments of $2,095.00
                                   each, payable monthly (X) or quarterly ( )
                                   (check one) in advance

3. Rental Payment Dates:           First day of each (X) month or each
                                   quarter ( ) (check one)

4. Advance Rental Payments:        First payment shall be delivered to Lessor
                                   on the Rental Start Date.

5. System Description:

QTY:         Model/Version/Description                   Original Purchase Price
----         -------------------------                   -----------------------

                       See Attached Equipment Description

                                                          Total Cost: $86,628.16
--------------------------------------------------------------------------------
6. Purchase Option Price (check one):  (X) Fair Market Value
                                       ( ) 10% of Total Original Purchase Price
                                       ( ) $1.00

7. TERMS AND CONDITIONS: The terms and conditions of the above-referenced Master Lease Agreement are incorporated herein. In addition, the following attachments apply to this System Schedule only:

LESSEE: GlobeComm, Inc.                      LESSOR: Leasetec Systems Credit
                                             A Division of Leasetec Corporation


By: /s/ Gary Millin                       By: /s/ Stephen F. [Illegible]
    -----------------------------             --------------------------------

Name: Gary Millin                         Name: Stephen F. [Illegible]
      ---------------------------               ------------------------------

Title: President                          Title: Operations Manager
       --------------------------                -----------------------------

GlobeComm, Inc. Equipment List L5340-13

                                                                       DUPLICATE

October 3, 1997

Leasetec Systems Credit
191 Post Road West, Suite 50
Westport, CT 06880
Attention: Marianne C. Howard

Jane Centrella
GlobeComm, Inc.
11 Broadway, Suite 660
New York, NY 10004


Dear Marianne:

The following is a listing of equipment we would like to put under lease:

1    Vendor-Computer Connection Of GNY, Inc.
     ---------------------------------------

     4 Ultra 2 Base Unit; Chassis, PS, CPU
     8-200 MHZ Processor for Ultra 2
     16-3rd Party 64MB Simm
     Kingston
     4-Seagate/Conner 2GBQC 7200 RPM
     Engineering Cost                                                $61,880.00
     Sales Tax                                                        $5,105.10
     Shipping                                                           $410.00

2    Vendor-Computer Connection Of GNY, Inc.
     ---------------------------------------

     2-Sparc 5 110 PROC
     4-32 Meg Simm for a S5
     2-Seagate/Conner 2GBQC 7200 RPM
     Engineering Cost                                                 $5,410.00
     Sales Tax                                                          $446.33
     Shipping                                                            $60.00

3    Vendor-Teledynamics
     -------------------

     2- 3PR 200 Ft. Voice Cable Run                                      $300.00
     6- RJ11C                                                             $60.00
     Sales Tax                                                            $29.70

4    Vendor-Teledynamics
     -------------------

     Labor to move 4 telephones ext.'s and install 2 CPE TEL's          $180.00
     Sales Tax                                                           $14.85

5    Vendor-Misco America Inc.
     -------------------------

     15- Shaxon category 5 snap-in module insert 568B                    $89.85

     Shipping                                                             $11.28

6    Vendor-Anixter
     --------------

     5- H3117-LC 163033 Snap-in module, 8Wx8PxllO
     EIA T568B Category 5 use with H3106 Frames                          $156.00
     Sales Tax                                                            $13.74
     Shipping                                                             $10.60

7    Vendor-Anixter
     --------------

     3- USF 1918 DS 60808703-02 Cabinet-Parts Solid Flat
     Shelf for 19x24 Frame                                               $126.00
     Sales Tax                                                            $10.40

8    Vendor-Anixter
     --------------

     5- H3108-PB 154210 Snap-in Patch Panel Frame Kit
     includes, mounting brackets,NA1,NA2,NA3,NA4,NA5
     5- H3117-LC 163033 Snap-in module, 8Wx8PxllO
     EIA T568B Category 5 use with H3108 Frames                         $329.35
     Sales Tax                                                           $30.52
     Shipping                                                            $40.55

9    Vendor-Anixter
     --------------

     1- 2803 145377 Lattis Hub Model 2803 16 Port 10 Baset
     Workgroup Hub with/AUI                                             $655.00
     Sales Tax                                                           $55.69
     Additional Sales Tax                                               $127.85
     Shipping                                                            $20.00

10   Vendor-Anixter
     --------------

     3- E-4978-19-7 123445 Cabinet- 70x19x24 Frame
     for IBM Blue with Front Trim & 4 shelf rails                      $1,545.00
     3- C10031 125207 Standard 10 Plug strip w/15' cord                  $189.00
     Shipping                                                             $90.00
     Sales Tax                                                           $150.48

11   Vendor-Anixter
     --------------

     3-SU1400RMNET 185609 1400VA Rackmount UPS w/
     powerchute plus software & smart slot NA1,NA2,NA3                 $2,325.00
     Shipping                                                            $205.23
     Sales Tax                                                           $208.74

12   Vendor-Interactive Futures, Inc.
     --------------------------------

     1- Legato network edition 4.2.6 for 10 client systems             $5,100.00
     1- Annual Support for Legato Network software                       $552.00
     Shipping                                                             $30.00
     Sales Tax                                                           $466.29

12   Vendor-Interactive Futures, Inc.
     --------------------------------

     1-2 meter fibre channel cable                                       $165.00
     Sales Tax                                                            $13.61
     shipping                                                             $15.00
                                                                  --------------

                                                    Total             $86,828.16

Sincerely,


/s/ Jane Centrella

Jane Centrella
GlobeComm, Inc.

Please wire payment instead of check. Wiring instructions are as follows:

     Account Title: GlobeComm, Inc.
     Address: 11 Broadway, Suite 660
              New York, New York 10004
     Account No.: 14809048
     Bank ABA No: 021000089
     Bank: Citibank, N A
     Bank Address: 1 Broadway @ Battery Place
     New York, New York 10004
     (212)248-6802

                                          Initialed By:    J.C.
                                                       ----------

                                                                       DUPLICATE

                                    Exhibit A

                                 SYSTEM SCHEDULE

SYSTEM SCHEDULE NO. L5340-l4 TO MASTER LEASE AGREEMENT NO. L5340 DATED JUNE 20, 1996, BETWEEN THE UNDERSIGNED PARTIES.

Lessor: Leasetec Corporation, Leasetec Systems Credit division (herein called "Lessor")

Address:                           75 Second Avenue, Needham Heights, MA 02194

Lessee:                            GlobeComm, Inc. (herein called "Lessee")

Business Address:                  11 Broadway, New York, NY 10004

Installation Address:              Same

1. Rental Term:                    48 Months

2. Rental Payments:                48 Payments of $2,330.00
                                   each, payable monthly (X) or quarterly ( )
                                   (check one) in advance

3. Rental Payment Dates:           First day of each (X) month or each
                                   quarter ( ) (check one)

4. Advance Rental Payments:        First payment shall be delivered to Lessor
                                   on the Rental Start Date.

5. System Description:

QTY.         Model/Version/Description                   Original Purchase Price
----         -------------------------                   -----------------------

                       See Attached Equipment Description

                                                          Total Cost: $94,943.47
--------------------------------------------------------------------------------
6. Purchase Option Price (check one):  (X) Fair Market Value
                                       ( ) 10% of Total Original Purchase Price
                                       ( ) $1.00

7. TERMS AND CONDITIONS: The terms and conditions of the above-referenced Master Lease Agreement are incorporated herein. In addition, the following attachments apply to this System Schedule only: This System Schedule L5340-14 is not covered by the Personal Guaranty of Gerald Gorman.

LESSEE: GlobeComm, Inc.                   LESSOR: Leasetec Systems Credit
                                          A Division of Leasetec Corporation


By: /s/ Gary Millin                       By: /s/ Stephen F. [Illegible]
    -----------------------------             --------------------------------

Name: Gary Millin                         Name: Stephen F. [Illegible]
      ---------------------------               ------------------------------

Title: President                          Title: Operations Manager
       --------------------------                -----------------------------

GlobeComm, Inc. Equipment List L5340-14

                                                                       DUPLICATE

November 13, 1997

Leasetec Systems Credit
191 Post Road West, Suite 50
Westport, CT 06880
Attention: Marianne C. Howard

Jane Centrella
GlobeComm, Inc.
11 Broadway, Suite 660
New York, NY 10004


Dear Marianne:

The following is a listing of equipment we would like to put under lease:

1    Vendor-Computer Connection Of CNY, Inc.

     1 enterprise 3000 with chassis, P/S, Power Cooling Mod,
     CPU, SBUS I/O BD, and clock board
     2 250MHZ processor for enterprise 4000 with 1MB cache
     Engineering Cost                                                $37,890.00
     Sales Tax                                                        $3,125.93
     Shipping                                                           $150.00

2    Vendor-Computer Connection Of CNY, Inc.

     8 32MB SIMMS, 501-2653's 256MB to be installed
     in E3000                                                         $2,000.00
     Sales Tax                                                          $165.00

3    Vendor-TeleDynamics

     Relocation of six telephones to existing jacks                      $90.00

     Sales Tax                                                            $7.43

4    Vendor-TeleDynamics

     Create two voice mailboxes and re-program voicemail                 $90.00
       for all phones except for three
     Sales Tax                                                            $7.43

5    Vendor-TeleDynamics

     2- Ten button handsfree digital telephone                          $250.00
     1- Station digital interface unit, plus labor                      $365.00
     Sales Tax                                                           $50.74

6    Vendor-Interactive Futures, Inc.

     Resonate Dispatch Software and support for servers:
     1- Scheduler Node                                                $7,095.00
     5- Server Node(2-4)
     5- Server Node(2-4)                                             $23,475.00
     1- VIPs(3-10)                                                    $2,895.00
     Qrtly- annual support on Model 112/114                             $368.00
     Shipping                                                            $25.00
     Sales Tax                                                        $2,791.05

7    Vendor-Interactive Futures, Inc.

     1-SOL 1.X Sidegrade CD DOC LI                                      $300.00
     Shipping                                                            $15.00
     Sales Tax                                                           $24.75

     Vendor-Interactive Futures, Inc.

     12 OPT SBUS Fastethernet 2.0/SW                                  $7,059.60
     Shipping                                                           $200.00
     Sales Tax                                                          $582.42

8    Vendor-Misco America Inc.

     6- Tripp lite super 7 surge suppressor                              $93.00
     15- Shaxon CAT. 5 UTP PATCH                                         $58.50
     10- Under desk draw                                                $267.50
     5- Mouse drawer                                                     $92.50
     Shipping                                                           $119.08

9    Vendor-Misco America Inc.

     10- Shaxon CAT. 5 UTP Patch Cable 7 Ft. Black                       $56.00
     15- Shaxon CAT. 5 UTP Patch                                        $129.00
     Shipping                                                            $35.23

10   Vendor-Misco America Inc.

     1- 110 Replacement Blade                                             $9.95
     10- Shaxon Cat. 5 UTP Patch Cable 3Ft. Black                        $40.00
     15- Shaxon Cat. 5 UTP Patch Cable 3Ft. Red                          $60.00

     15- Shaxon Cat. 5 UTP Patch Cable 3Ft. Green                        $60.00
     100- Telco cable 4 PR LVL 5 PLENM                                   $30.00
     Shipping                                                            $10.10

11   Vendor-Misco America Inc.

     19- Surface mount insert box                                         37.81
     Shipping                                                             25.85

12   Vendor-Misco America Inc.

     1- Shaxon surface mount insert box ivory 4 port                      $1.99
     1- Punch down tool 110                                              $41.95
     10- Shaxon single gang flush mount plate ivory                      $17.90
     20- Shaxon category 5 snap-in module insert                        $119.80
     30- Shaxon Blank Insert-Ivory                                        $6.30
     11- Shaxon surface mount insert box Ivory 4 Port                    $21.89
     1000- Telco cable 4 PR LVL 5 PLENM                                 $250.00
     Shipping                                                            $61.91

13   Vendor-Krista Micro

     1- Pentium II 440FX 233/3OOMHZ, ATX, 8slot MB                      $220.00
     1- INTEL Pentium II-266MHZ w/5l2K MMX CPU                          $760.00
     1- Pentium II 233/266MHZ CPU Cooling Fan Ball B.                    $11.10
     2- 8 x 32-60ns 32MB Simm EDO 72 Pins w/o Parity                    $218.00
     1- ATX Tower Case, 7 Bays 230W UL Power Supply                      $61.30
     1- ESS 1868 sound card 16Bit PnP Full Duplex                        $14.60
     1- Toshiba Int. XM6002 16X l25ms 256K IDE CD-ROM                    $72.50
     1- Maxtor DM85120A 5.1GB lOms 256K 5400RPM IDE                     $330.00
     1- Focus FK-6200S 104 Key w/Win 95 Key                              $17.60
     1- 5Pin DIN-F to Mini 6Pin DIN-M K.B Adaptor(5C)                     $0.82
     1- 2 Button PS/2 Mouse ZNIX OEM                                      $7.15
     1- Ethernet 32-Bit PCI Combo Coax/10BaseT Jumper                    $16.35
     1- 8 Ohm 7 Watts x 2 Amplified Computer Speaker                     $10.89
     1- Gooseneck Condenser Microphone, Stickbackmount                    $3.81
     1- Adjustable Stereo Headset w/microphone retail                     $5.41
     1- Computer Service Tool Kit                                         $7.07
     Shipping                                                            $38.80

14   1- Seagate ST19171N Barracuda 9.1GB U-SCSI Hd Dr                 $1,200.00
     1- Pentium Triton TX 90/266 512K ATX Form Size                     $106.00
     2- 256 X 16-6Ons EDO SOJ DRAM                                        $5.84
     1- INTEL Pentium 200MHZ CPU w/MMX                                  $260.00
     1- ATX Tower Case, 7 Bays 250W UL Power Supply                      $59.00
     2- 8 x 32-60ns 32 MB SIMM EDO 72 Pins w/o parity                   $200.00
     1- Mitsumi int. FX600 6X IDE CD-ROM                                 $45.70
     1- Maxtor DM8512OA 5.1GB 1Oms 256K 5400 RPM IDE                    $328.00
     1- Focus FK-6200S 104 Key w/Win 95 Key                              $17.60
     1- PCI 2MB Trident 9685 GUI MPEG 3-D 64 Bit PnP                     $30.00
     2- 256 X l6-60ns EDO SOJ DRAM                                        $5.84
     1-2 Button PS/2 Mouse ZNIX OEM                                       $6.50

     1- ESS 1868 Sound Card 16 Bit PnP Full Duplex                       $13.80
     1- Ethernet 32-Bit PCI Combo Coax/10BaseT Jumper                    $16.35
     1- 8 Ohm 7 Watts x 2 Amplified Computer Speaker                     $10.89
     1- DB15 H.D. 2 Way Switch Box                                        $5.36
     2- 6Ft. DB15 H.D. M-M VGA Mid Cable w/Tms(14C)                       $2.74
     1- 6 Ft. 5Pin DIN M-F keyboard Straight Cable(5C)                    $0.96
     2- 6Ft. 6Pin Mini DIN M_F PS/2 K.B. Strght Cbl(6C)                   $2.32
     1- Newpoint S75T 7 Outlet Surge RJ11 Per. Grade                     $18.60
     2- 14Ft. UTP 4PR UL PVC Patch Cable Cat 5, Strand                    $4.96
     1- Mouse Pad-Gray Color                                              $0.57
     1- Pentium 75/233MHZ CPU Ball Bearing Cooler Fan                     $4.56
     1- Cooling Fan for Tower Cases, UL CSA                               $2.09
     1- Teac 3.5" 1.44M Floppy Drive Off-White Color                     $21.00
        Shipping                                                        $112.78

                                                   Total             $94,943.47


                               Initialed By: /s/ JC
                                             ------

                                                                        ORIGINAL

                                    Exhibit A

                                 SYSTEM SCHEDULE

SYSTEM SCHEDULE NO. L5340-15 TO MASTER LEASE AGREEMENT NO. L5340 DATED JUNE 20, 1996 BETWEEN THE UNDERSIGNED PARTIES.

Lessor: Leasetec Corporation, Leasetec Systems Credit division (herein called "Lessor")

Address:                    75 Second Avenue, Needham Heights, MA 02194

Lessee:                     GlobeComm. Inc. (herein called "Lessee")

Business Address:           11 Broadway, New York, NY 10004

Installation Address:       Same

1. Rental Term:             48 Months

2. Rental Payments:         48 Payments of $553.00
                            each, payable monthly (X) or quarterly ( ) (check one) in advance

3. Rental Payment Dates:    First day of each (X) month or each quarter ( )
                            (check one)

4. Advance Rental Payments: First payment shall be delivered to Lessor on the
                            Rental Start Date.

5. System Description:


QTY.        Model/Version/Description                    Original Purchase Price
----        -------------------------                    -----------------------

 3          1GB Kit for E3000 (8) 128MB SIMMS

                                                         Total Cost: $22,470.00

--------------------------------------------------------------------------------
6. Purchase Option Price (check one):   (X) Fair Market Value
                                        ( ) 10% of Total Original Purchase Price
                                        ( ) $1.00

7. TERMS AND CONDITIONS: The terms and conditions of the above-referenced Master Lease Agreement are incorporated herein. In addition, the following attachments apply to this System Schedule only: This System Schedule L5340-15 is not covered by the Personal Guaranty of Gerald Gorman.

LESSEE: GlobeComm, Inc.                   LESSOR: Leasetec Systems Credit
                                          A Division of Leasetec Corporation

By: /s/ Gary Millin                       By: /s/ Stephen F. [Illegible]
    -----------------------------             --------------------------------

Name: Gary Millin                         Name: Stephen F. [Illegible]
      ---------------------------               ------------------------------

Title: President                          Title: Operations Manager
       --------------------------                -----------------------------

                                                                        ORIGINAL

                                    Exhibit A

                                 SYSTEM SCHEDULE

SYSTEM SCHEDULE NO. L5340-16 TO MASTER LEASE AGREEMENT NO. L5340 DATED JUNE 20, 1996 BETWEEN THE UNDERSIGNED PARTIES.

Lessor: Leasetec Corporation, Leasetec Systems Credit division (herein called "Lessor")

Address:                    75 Second Avenue, Needham Heights, MA 02194

Lessee:                     GlobeComm, Inc. (herein called "Lessee")

Business Address:           11 Broadway, New York, NY 10004

Installation Address:       Same

1. Rental Term:             48 Months

2. Rental Payments:         48 Payments of $387.00
                            each, payable monthly (X) or quarterly ( )
                            (check one) in advance

3. Rental Payment Dates:    First day of each (X) month or each quarter ( )
                            (check one)

4. Advance Rental Payments: First payment shall be delivered to Lessor on the
                            Rental Start Date.

5. System Description:

QTY.        Model/Version/Description                    Original Purchase Price
----        -------------------------                    -----------------------

 1          Cisco HSSI Interface Processor
 2          Cisco 2511 Routers
 4          Octal Cable with Male DB25 Connectors
 2          OPT INT Disk 2GB/7200 FWSCSI
 2          Freight
                                                         Total Cost: $15,673.56

--------------------------------------------------------------------------------
6. Purchase Option Price (check one):   (X) Fair Market Value
                                        ( ) 10% of Total Original Purchase Price
                                        ( ) $1.00

7. TERMS AND CONDITIONS: The terms and conditions of the above-referenced Master Lease Agreement are incorporated herein. In addition, the following attachments apply to this System Schedule only: This System Schedule L5340-16 is not covered by the Personal Guaranty of Gerald Gorman.

LESSEE: GlobeComm, Inc.                   LESSOR: Leasetec Systems Credit
                                          A Division of Leasetec Corporation

By /s/ Gary Millin                        By:
   -----------------------------                -----------------------------

Name: Gary Millin                         Name:
      --------------------------                -----------------------------

Title: President                          Title
      --------------------------                -----------------------------

                                                                        ORIGINAL

                                    Exhibit A

                                 SYSTEM SCHEDULE

SYSTEM SCHEDULE NO. L5340-17 TO MASTER LEASE AGREEMENT NO. L5340 DATED JUNE 20, 1996 BETWEEN THE UNDERSIGNED PARTIES.

Lessor: Leasetec Corporation, Leasetec Systems Credit division (herein called "Lessor")

Address:                    75 Second Avenue, Needham Heights, MA 02194

Lessee:                     GlobeComm, Inc. (herein called "Lessee")

Business Address:           11 Broadway, New York, NY 10004

Installation Address:       Same

1. Rental Term:             48 Months

2. Rental Payments:         48 Payments of $332.00
                            each, payable monthly (X) or quarterly ( )
                            (check one) in advance

3. Rental Payment Dates:    First day of each (X) month or each quarter ( )
                            (check one)

4. Advance Rental Payments: First payment shall be delivered to Lessor on the
                            Rental Start Date.

5. System Description:

QTY.        Model/Version/Description                    Original Purchase Price
----        -------------------------                    -----------------------

 1          Best Power FE18K Ferrups UPS, 18KVA/15KW, 208 volts AC in,
            208/120 volts AC out 60Hz
 1          Break Before Make External Bypass Switch
 1          Freight

                                                         Total Cost: $13,432.16

--------------------------------------------------------------------------------
6. Purchase Option Price (check one):   (X) Fair Market Value
                                        ( ) 10% of Total Original Purchase Price
                                        ( ) $1.00

7. TERMS AND CONDITIONS: The terms and conditions of the above-referenced Master Lease Agreement are incorporated herein. In addition, the following attachments apply to this System Schedule only: This System Schedule L5340-16 is not covered by the Personal Guaranty of Gerald Gorman.

LESSEE: GlobeComm, Inc.                   LESSOR: Leasetec Systems Credit
                                          A Division of Leasetec Corporation

By: /s/ Gary Millin                       By: /s/ Stephen F. [Illegible]
    -----------------------------             --------------------------------

Name: Gary Millin                         Name: Stephen F. [Illegible]
      ---------------------------               ------------------------------

Title: President                          Title: Operations Manager
       --------------------------                -----------------------------

                                                                        ORIGINAL

                   ADDENDUM TO SYSTEM SCHEDULE NUMBER L5430-17
                                     BETWEEN
                 LEASETEC SYSTEMS CREDIT CORPORATION ("LESSOR")
                               AND GLOBECOMM, INC.
                               DATED JUNE 20, 1996

Any provisions of the Lease to the contrary notwithstanding, Lessor and Lessee hereby amend said Lease Schedule Number as follows:

ADD THE FOLLOWING EQUIPMENT:

QTY        Model/Description
---        -----------------

 1         Installation of UPS and Bypass Switch

                                                         Total Cost: $3,810.40


The Total Cost is changed from $13,432.16 to $17,242.56. The monthly lease payment is changed from $332.00 to $430.00. All other terms and conditions of the Lease shall remain in full force and effect.

Lessee:                                   Lessor:
GLOBECOMM, INC.                           LEASETEC SYSTEMS CREDIT
                                          a division of Leasetec Corporation

By: /s/ Gary Millin                       By: /s/ Stephen F. [Illegible]
    -----------------------------             --------------------------------

Name: Gary Millin                         Name: Stephen F. [Illegible]
      ---------------------------               ------------------------------

Title: President                          Title: Operations Manager
       --------------------------                -----------------------------

DATE: 12/9/97                             DATE: 12/10/97
      --------------------------                -----------------------------

                                                                       DUPLICATE

               ADDENDUM TO SYSTEM SCHEDULE NUMBER L5340-18 BETWEEN
                 LEASETEC SYSTEMS CREDIT CORPORATION ("LESSOR")
                     AND GLOBECOMM, INC. DATED JUNE 20, 1996

Any provisions of the Lease to the contrary notwithstanding, Lessor and Lessee hereby amend said Lease Schedule Number as follows:

Delete the following equipment:

  3     Ultra2 Base Unit, Chassis, PS, CPU
  6     200 Mhz Processor for Ultra2
  12    128MB SIMM for Ultra
  24    MEM-24803RDU
  6     2.1 Gbyte low profile 7200 rpm FSCSI Quick connect
  1     Freight

                                             Total Cost: $58,985.00

The Total Cost is changed from $70,705.00 to $11,720.00. The monthly lease payment is changed from $1,680.00 to $285.00. All other terms and conditions of the Lease shall remain in full force and effect.

Lessee:                                   Lessor:
GLOBECOMM, INC.                           LEASETEC SYSTEMS CREDIT
                                          a division of Leasetec Corporation

By: /s/ Gary Millin                       By: /s/ Stephen F. [Illegible]
    -----------------------------             --------------------------------

Name: Gary Millin                         Name: Stephen F. [Illegible]
      ---------------------------               ------------------------------

Title: President                          Title: Operations Manager
       --------------------------                -----------------------------

DATE: 2/5/98                              DATE: 2/06/98
      --------------------------                -----------------------------

                                                                       DUPLICATE

                                    Exhibit A

                                 SYSTEM SCHEDULE

SYSTEM SCHEDULE NO. L5340-18 TO MASTER LEASE AGREEMENT NO. L5340 DATED JUNE 20, 1996 BETWEEN THE UNDERSIGNED PARTIES.

Lessor: Leasetec Corporation, Leasetec Systems Credit division (herein called "Lessor")

Address:                    75 Second Avenue, Needham Heights, MA 02194

Lessee:                     GlobeComm, Inc. (herein called "Lessee")

Business Address:           11 Broadway, New York, NY 10004

Installation Address:       Same

1. Rental Term:             48 Months

2. Rental Payments:         48 Payments of $1,680.00
                            each, payable monthly (X) or quarterly ( )
                            (check one) in advance

3. Rental Payment Dates:    First day of each (X) month or each quarter ( )
                            (check one)

4. Advance Rental Payments: First payment shall be delivered to Lessor on the
                            Rental Start Date.

5.System Description:

QTY.        Model/Version/Description                    Original Purchase Price
----        -------------------------                    -----------------------
               See Attached Equipment List

                                                         Total Cost: $70,705.00

--------------------------------------------------------------------------------
6. Purchase Option Price (check one):   (X) Fair Market Value
                                        ( ) 10% of Total Original Purchase Price
                                        ( ) $1.00

7. TERMS AND CONDITIONS: The terms and conditions of the above-referenced Master Lease Agreement are incorporated herein. In addition, the following attachments apply to this System Schedule only: This System Schedule L5340-18 is not covered by the Personal Guaranty of Gerald Gorman.

LESSEE: GlobeComm, Inc.                   LESSOR: Leasetec Systems Credit
                                          A Division of Leasetec Corporation

By: /s/ Gary Millin                       By: /s/ Stephen F. [Illegible]
    -----------------------------             --------------------------------

Name: Gary Millin                         Name: Stephen F. [Illegible]
      ---------------------------               ------------------------------

Title: President                          Title: Operations Manager
       --------------------------                -----------------------------

                                                                       DUPLICATE

GlobeComm, Inc. Equipment List L5340-18

QTY    MODEL/VERSION/DESCRIPTION
---    -------------------------

3     Ultra2 Base Unit, Chassis, PS, CPU
6     200 MHZ Processor for Ultra2
12    128MB SIMM for Ultra
24    MEM-24803RDU
6     2.1Gbyte low profile 7200 rpm FSCSI Quick Connect
14    128MB Kit for an E450(2) 64MB Kingston SIMMS
2     Freight

                                      Total Cost: $70,705.00

                                      Initialed By: /s/ J.C.
                                                    ----------

                                                                        ORIGINAL
                                    Exhibit A

                                 SYSTEM SCHEDULE

SYSTEM SCHEDULE NO. L5340-19 TO MASTER LEASE AGREEMENT NO. L5340 DATED JUNE 20, 1996 BETWEEN THE UNDERSIGNED PARTIES.

Lessor: Leasetec Corporation, Leasetec Systems Credit division (herein called "Lessor")

Address:                    75 Second Avenue, Needham Heights, MA 02194

Lessee:                     GlobeComm, Inc. (herein called "Lessee")

Business Address:           11 Broadway, New York, NY 10004

Installation Address:       Same

1. Rental Term:             48 Months

2. Rental Payments:         48 Payments of $1,240.00
                            each, payable monthly (X) or quarterly ( )
                            (check one) in advance

3. Rental Payment Dates:    First day of each (X) month or each quarter ( )
                            (check one)

4. Advance Rental Payments: First payment shall be delivered to Lessor on the
                            Rental Start Date.

5. System Description:

QTY.        Model/Version/Description                    Original Purchase Price
----        -------------------------                    -----------------------

                  See Attached Equipment List

                                                         Total Cost: $52,098.94

--------------------------------------------------------------------------------
6. Purchase Option Price (check one):   (X) Fair Market Value
                                        ( ) 10% of Total Original Purchase Price
                                        ( ) $1.00

7. TERMS AND CONDITIONS: The terms and conditions of the above-referenced Master Lease Agreement are incorporated herein. In addition, the following attachments apply to this System Schedule only: This System Schedule L5340-19 is not covered by the Personal Guaranty of Gerald Gorman.

LESSEE: GlobeComm, Inc.                   LESSOR: Leasetec Systems Credit
                                          A Division of Leasetec Corporation

By: /s/ Gary Millin                       By: /s/ Stephen F. [Illegible]
    -----------------------------             --------------------------------

Name: Gary Millin                         Name: Stephen F. [Illegible]
      ---------------------------               ------------------------------

Title: President                          Title: Operations Manager
       --------------------------                -----------------------------

                                                                        ORIGINAL
GlobeComm, Inc. Equipment List L5340-19

QTY    MODEL/VERSION/DESCRIPTION
---    -------------------------

1      Server E450 250MHZ/256MB 4GB
1      OPT 250MHZ CPU W/1MB for E400
2      KTTS7001/.128
2      KTS7001/256
1      Solaris 2.X SV Media Kit CD 2.6
1      Annual Maintenance
1      Freight
2      Kingston KTS3001/256 memory for E450
1      Freight

                                                            Subtotal: $32,618.94

2      Sun Sparc 20 Model #S20S-T125-128-P95
2      Sun Sparc 20 Model #S20S-T125-256-P98

                                                            Subtotal: $19,480.00

                                         Total Cost. $52,098.94

                                         Initialed By: /s/ J.C.
                                                      -----------

                                                                        ORIGINAL

               ADDENDUM TO SYSTEM SCHEDULE NUMBER L5340-19 BETWEEN
                 LEASETEC SYSTEMS CREDIT CORPORATION ("LESSOR")
                     AND GLOBECOMM, INC. DATED JUNE 20, 1996

Any provisions of the Lease to the contrary notwithstanding, Lessor and Lessee hereby amend said Lease Schedule Number as follows:

Add the following equipment:
----------------------------

5   4.2GB disk for Ultra 2
5   9GB disk for Ultra2
10  Disk bracket for Ultra 2

                               Total Cost: $8,275.00

The Total Cost is changed from $52,098.94 to $60,373.94. The monthly lease payment is changed from $1,240 to $1,435.00. All other terms and conditions of the Lease shall remain in full force and effect.

Lessee:                                   Lessor:
GLOBECOMM, INC.                           LEASETEC SYSTEMS CREDIT
                                          a division of Leasetec Corporation

By: /s/ Gary Millin                       By: /s/ Stephen F. [Illegible]
    -----------------------------             --------------------------------

Name: Gary Millin                         Name: Stephen F. [Illegible]
      ---------------------------               ------------------------------

Title: President                          Title: Operations Manager
       --------------------------                -----------------------------

DATE: 2/18/98                             DATE: 2/19/98
      --------------------------                -----------------------------

                                                                       DUPLICATE

                                    Exhibit A

                                 SYSTEM SCHEDULE

SYSTEM SCHEDULE NO. L5340-20 TO MASTER LEASE AGREEMENT NO. L5340 DATED JUNE 20, 1996 BETWEEN THE UNDERSIGNED PARTIES.

Lessor: Leasetec Corporation, Leasetec Systems Credit division (herein called "Lessor")

Address:                    75 Second Avenue, Needham Heights, MA 02194

Lessee:                     GlobeComm, Inc. (herein called "Lessee")

Business Address:           11 Broadway, New York, NY 10004

Installation Address:       Same

1. Rental Term:             48 Months

2. Rental Payments:         48 Payments of $638.00
                            each, payable monthly (X) or quarterly ( )
                            (check one) in advance

3. Rental Payment Dates:    First day of each (X) month or each quarter ( )
                            (check one)

4. Advance Rental Payments: First payment shall be delivered to Lessor on the
                            Rental Start Date.

5.System Description:

QTY.        Model/Version/Description                    Original Purchase Price
----        -------------------------                    -----------------------

               See Attached Equipment List

                                                         Total Cost: $25,717.47

--------------------------------------------------------------------------------
6. Purchase Option Price (check one):   (X) Fair Market Value
                                        ( ) 10% of Total Original Purchase Price
                                        ( ) $1.00

7. TERMS AND CONDITIONS: The terms and conditions of the above-referenced Master Lease Agreement are incorporated herein. In addition, the following attachments apply to this System Schedule only: This System Schedule L5340-20 is not covered by the Personal Guaranty of Gerald Gorman.

LESSEE: GlobeComm, Inc.                   LESSOR: Leasetec Systems Credit
                                          A Division of Leasetec Corporation

By: /s/ Gary Millin                       By: /s/ Stephen F. [Illegible]
    -----------------------------             --------------------------------

Name: Gary Millin                         Name: Stephen F. [Illegible]
      ---------------------------               ------------------------------

Title: President                          Title: Operations Manager
       --------------------------                -----------------------------

                                                                        ORIGINAL

                                    Exhibit A

                                 SYSTEM SCHEDULE

SYSTEM SCHEDULE NO. L5340-21 TO MASTER LEASE AGREEMENT NO. L5340 DATED JUNE 20, 1996 BETWEEN THE UNDERSIGNED PARTIES.

Lessor: Leasetec Corporation, Leasetec Systems Credit division (herein called "Lessor")

Address:                    75 Second Avenue, Needham Heights, MA 02194

Lessee:                     GlobeComm, Inc. (herein called "Lessee")

Business Address:           11 Broadway, New York, NY 10004

Installation Address:       Same

1. Rental Term:             48 Months

2. Rental Payments:         48 Payments of $1,150.00
                            each, payable monthly (X) or quarterly ( )
                            (check one) in advance

3. Rental Payment Dates:    First day of each (X) month or each quarter ( )
                            (check one)

4. Advance Rental Payments: First payment shall be delivered to Lessor on the
                            Rental Start Date.

5.System Description:

QTY.        Model/Version/Description                    Original Purchase Price
----        -------------------------                    -----------------------

 2          Server E450 250MHZ/256MB 4GB
 2          OPT 250 MHZ CPU W/1MB for E400
 12         Third Party 128MB Memory Expansion P/N KTS7001/128
 2          North American/Asia PWR CRD KIT
 2          Solaris 2.6 US SV Media Kit
 1          Freight

                                                         Total Cost: $48,534.00

--------------------------------------------------------------------------------
6. Purchase Option Price (check one):   (X) Fair Market Value
                                        ( ) 10% of Total Original Purchase Price
                                        ( ) $1.00

7. TERMS AND CONDITIONS: The terms and conditions of the above-referenced Master Lease Agreement are incorporated herein. In addition, the following attachments apply to this System Schedule only: This System Schedule L5340-21 is not covered by the Personal Guaranty of Gerald Gorman.

LESSEE: GlobeComm, Inc.                   LESSOR: Leasetec Systems Credit
                                          A Division of Leasetec Corporation

By: /s/ Gary Millin                       By: /s/ Stephen F. [Illegible]
    -----------------------------             --------------------------------

Name: Gary Millin                         Name: Stephen F. [Illegible]
      ---------------------------               ------------------------------

Title: President                          Title: Operations Manager
       --------------------------                -----------------------------

                                                                       DUPLICATE

                                    Exhibit A

                                 SYSTEM SCHEDULE

SYSTEM SCHEDULE NO. L5340-22 TO MASTER LEASE AGREEMENT NO. L5340 DATED JUNE 20, 1996 BETWEEN THE UNDERSIGNED PARTIES.

Lessor: Leasetec Corporation, Leasetec Systems Credit division (herein called "Lessor")

Address:                    75 Second Avenue, Needham Heights, MA 02194

Lessee:                     iName, Inc. f/k/a GlobeComm, Inc. (herein called
                            "Lessee")

Business Address:           11 Broadway, New York, NY 10004

Installation Address:       Same

1. Rental Term:             48 Months

2. Rental Payments:         48 Payments of $6,013.00
                            each, payable monthly (X) or quarterly ( )
                            (check one) in advance

3. Rental Payment Dates:    First day of each (X) month or each quarter ( )
                            (check one)

4. Advance Rental Payments: First payment shall be delivered to Lessor on the
                            Rental Start Date.

5.System Description:

QTY.        Model/Version/Description                    Original Purchase Price
----        -------------------------                    -----------------------

  Sale/leaseback per the attached invoices: #0014193-IN, 0014176-IN, 0014332-IN, 0014288-IN, 0014343-IN, 0014166-IN,0013940-IN, 0013916-IN, 0013941-IN,
    0014202-IN, 0014488-IN, 0014376-IN, 0014404-IN, 0014353-IN, 284458, 284297,
    0014657-IN, 0014613-IN, 0014628-IN, 0014616-IN

                                                       Total Cost: $250,129.46

--------------------------------------------------------------------------------
6. Purchase Option Price (check one):   (X) Fair Market Value
                                        ( ) 10% of Total Original Purchase Price
                                        ( ) $1.00

7. TERMS AND CONDITIONS: The terms and conditions of the above-referenced Master Lease Agreement are incorporated herein. In addition, the following attachments apply to this System Schedule only: This System Schedule L5340-22 is not covered by the Personal Guaranty of Gerald Gorman.

LESSEE: iName, Inc. f/k/a GlobeComm, Inc.     LESSOR: Leasetec Systems Credit
                                              A Division of Leasetec Corporation

By /s/ Debra McClister                        By /s/ Stephen F. Megihan
   -----------------------------              -------------------------------

Name: Debra McClister                         Name: Stephen F. Megihan
     ---------------------------               ------------------------------

Title: CFO                                    Title: Operations Mgr.
      --------------------------                -----------------------------